The Berger Funds

[PICTURE APPEARS HERE]

                                          September 30, 1997

                                          Berger New Generation Fund

                                          Berger Small Company Growth Fund

                                          Berger Small Cap Value Fund

                                          Berger 100 Fund

                                          Berger/BIAM International Fund

                                          Berger Growth and Income Fund

                                          Berger Balanced Fund

The Berger Funds are presenting a combined annual report which includes the Berger New Generation Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger 100 Fund, Berger BIAM/International Fund, Berger Growth and Income Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 1997 and the results of their operations for the period then ended and changes in their net assets and their financial highlights for each of the periods indicated, in a single document.

         2   A Letter from the President

             The Berger Funds

         4   Berger New Generation Fund

         10  Berger Small Company Growth Fund

         17  Berger Small Cap Value - Investor Shares/Institutional Shares

         23  Berger 100 Fund

         29  Berger/BIAM International Fund

         33  Berger Growth and Income Fund

         39  Berger Balanced Fund

         42  Berger Funds Notes to Financial Statements

         46  Berger/BIAM International Portfolio

         52  Berger/BIAM International Portfolio Notes to Financial Statements

         55  Financial Highlights

[LOGO OF BERGER FUNDS APPEARS HERE]


To obtain a prospectus for any of the Berger Funds, which contains more complete information, including management fees, charges and expenses, call
1.800.333.1001. Please read it carefully before you invest. Berger Distributors, Inc. - Distributor

2

Dear
Fellow
Shareholders

                 A Letter from the President

                     This past fiscal year
                       was the most active and exciting
                       year in The Berger Funds history.

We concentrated on several clear goals * attracting more world class portfolio managers * expanding our innovative, fundamentally sound line-up of products * providing strong, consistent performance across all funds * and enhancing our customer services and support.

I am pleased to report that we have made very significant progress on all fronts. Here are a few of the highlights:

Our Small Company Growth and New Generation Funds both rebounded sharply from a small cap bear market earlier this year. The performance of both Funds has been recognized recently by major national publications/1,2/. The Funds are managed by Bill Keithler who was again listed among the nation's top 100 managers in Barron's recent annual issue that highlights the country's best mutual fund managers.

We expanded our line-up of fund offerings this year by adding the Berger Small Cap Value Fund, the Berger/BIAM International Fund and the Berger Balanced Fund. By year-end we plan on offering you two more funds, a Select Fund and a Mid Cap Growth Fund. In all, we will have dramatically increased the range of Berger investment opportunities available to you. This expansion is driven by what we've heard loud and clear from you, our customers, in extensive research we conducted this year: give us more choice, more stock investment opportunities and excellent service. We intend to do just that.

The Small Cap Value Fund, managed by 30-year investment veteran Bob Perkins, had a terrific year, and also offers a strong long-term track record/1/. Bob specializes in investing in sharply undervalued small cap companies that he believes have excellent future prospects./2/

We were delighted to form a joint venture with the Bank of Ireland Asset Management (U.S.) Limited ("BIAM")/3/, one of the oldest, most respected and successful managers of international investments in Europe. The partnership spawned the first of what is planned to be a series of international funds. The Berger/BIAM International Fund generally focuses on mid to large cap multinational companies outside the U.S. with strong balance sheets, proven management and diversified earnings in well-regulated, stable foreign markets.

In February we hired Patrick Adams to take over management of the Berger 100 Fund. Although it had shown gains, the Fund had not performed up to our expectations. We searched for a proven portfolio manager with a successful track record in the growth fund area to reinvigorate it. Patrick fit the bill. It took him several months to reposition the portfolio, and today the Fund is performing better/1/. Money Magazine recently listed the Fund among its 10-year "winners."

We also repositioned the Growth and Income Fund under new portfolio managers. It, too, is performing much better/1/.

We made a major effort to improve and expand our shareholder services. We completely rewrote our prospectus in plain English to make it shorter and easier to understand (look for it in your mail in the coming weeks). We redesigned our information kit, making it easier to use and more helpful. We expanded the capabilities of our Quick Access toll-free number to provide you with more services. It has a simplified menu, faster and more personalized access to your investments, automated ordering of duplicate tax forms and complete instructions for communicating with us.

This fall we launched our new web site at www.bergerfunds.com. It provides background information on all our Funds, performance listings, e-mail, access to your accounts, status reports, purchases, exchanges and much more.

We have remained vigilant about controlling expenses. I'm pleased to report that we continue to reduce our expenses. Since 1991, we have cut expenses for the Berger 100 and Growth and Income Funds about 35% and 40%, respectively. Since 1994, expenses for Small Company Growth are down about 18%.

We believe we are in excellent shape as we head into another year. With a little help from the markets we are looking forward to an outstanding year.

Everyday we are appreciative of the trust you place in us here at Berger. We will do our absolute best to continue to earn it.

                                            /s/ Jerry Lavin
                                            Jerry Lavin,
                                            President


To obtain a prospectus for any of The Berger Funds, which contains more complete information, including management fees, charges and expenses, call 1-800-333-1001. Please read it carefully before you invest. Berger Distributors, Inc.-Distributor

 1.  Past performance does not guarantee future results.
 2. Investments in small companies may involve greater risks, including price volatility, and rewards than investments in larger companies.
 3. Investments in the Berger/BIAM International Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits, and are not obligations of, or endorsed or guaranteed in any way by, any bank. Mutual fund investments are subject to investment risk, including possible loss of the principal invested.


3  Annual Report September 30, 1997   The Berger Funds

              Berger New Generation Fund  [ART WORK APPEARS HERE]

Portfolio Manager's Commentary     William Keithler

Performance
During the fiscal year ended September 30, 1997, the Berger New Generation Fund (the "Fund") delivered an annual total return to investors of 31.53%./1/ This compares to 40.43% for the S&P 500/2/ and 33.19% for the Russell 2000./3/ While the Fund is not directly comparable to either of these market indexes, it nevertheless is useful to compare fund performance with widely watched market indicators.

Over the course of this fiscal year, shareholders experienced both extremes of performance. The bear market in aggressive growth stocks, which ran from October 1996 through mid-April 1997, caused the Fund to severely underperform the broad market. During this period, investors preferred to own slower growing, large cap "index" stocks, such as Procter and Gamble, Gillette and Coca-Cola, and eschewed owning the more aggressive stocks that are the staples of this Fund. That tide turned in April, however, when valuations of the narrow group of stocks that dominated the performance of the S&P 500 and of the emerging growth sector of the market got too far apart. As the market began to shift away from index/blue chip stocks to smaller and mid cap stocks, the latter began to significantly outperform. This outperformance was reflected in Fund performance. In the month of May 1997 the Fund was up 21.46%,/1/ and in the month of September it also was up strongly, rising 10.01%./1/

Although we would caution that the performance demonstrated these two months is unsustainable, we believe that the longer-term outlook is favorable for the emerging growth stocks in which the Fund invests. The economy continues to perk along, although not at a rate that puts pressure on interest rates. Inflation doesn't appear to be a serious threat, although we are keeping an eye on labor costs. Valuations, while higher than a few months ago, are not in the stratosphere. Market psychology seems favorably disposed toward growth companies.

Year in Review
The largest weighting in the Fund is technology. This sector is fertile ground for investment candidates for the Fund because of our charter, which is to seek investments in companies that are attempting to bring products/services to market that have the potential to change the way business is conducted in their industries. The Fund has wide-ranging holdings in technology, including software, semiconductor, semiconductor capital equipment, computer, peripheral and service companies. Possibly the most dramatic gains for the Fund were derived from its sizeable holdings in the semiconductor capital equipment industry. Significant performers included Applied Materials; ASM Lithography Holding N.V.; LAM Research Corporation; FEI Company; Credence Systems, Corp.; Integrated Process Equipment Corp.; and CMG Information Services, Inc. Yahoo, Inc.; Premenos Technology Corp.; CSG Systems International Inc.; Lycos, Inc.; and America Online, Inc. also had strong stock price gains.

The Fund seeks to benefit from new ways of doing things and these three leaders in their fields are typical of the companies in which the Fund invests: Discreet Logic, Inc., is helping usher in the age of digital television; Sandisk Corporation, is developing technology for digital cameras; and E*Trade Group, Inc. is pioneering the use of on-line investment trading.

Healthcare is another area in which new developments are constantly occurring. Some standout performers in this sector included Aurora Biosciences Corp., Theragenics Corp., and Qiagen N.V.

Looking Ahead
Stocks held in this Fund are often extremely volatile. Investors need to understand that this Fund is aggressive and can experience violent price swings. For example, the Fund declined some 17% early in the year and subsequently rebounded to stand at 34.55% year-to-date as of 9/30/97. That's a swing of over 50% in less than six months.

Such performance is, of course, difficult to duplicate. But, as noted earlier, we believe that the outlook for aggressive growth stocks is favorable and that should bode well for the performance of the Fund.


 1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.
 3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalization of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.


4  Annual Report September 30, 1997   The Berger Funds

Berger
New Generation
Fund


Performance Overview

Comparison of Change in Value of Berger New Generation Fund vs. S&P 500 Stock Index and Cost of Living Index


               Berger
            New Generation                 Cost of Living
    Date        Fund           S&P 500         Increase
    ----    --------------     -------     --------------
  3/29/96      10,000          10,000           10,000
  6/30/96      11,290          10,504           10,064
  9/30/96      11,820          10,826           10,135
 12/31/96      11,555          11,727           10,186
  3/31/97       9,643          12,043           10,276
  6/30/97      11,977          14,141           10,295
  9/30/97      15,547          15,199           10,328


The Berger New Generation Fund*
Average Annual Total Return


As of September 30, 1997
------------------------
1 Year              31.5%
Life of Fund        33.9%
(3/29/96)

* Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares.


Report of Independent Accountants

To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust
--------------------------------------------------------------------------------
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Small Company Growth Fund, Berger New Generation Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1997, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.


/s/ Price Waterhouse LLP


Price Waterhouse LLP

Denver, Colorado
November 11, 1997

5  Annual Report September 30, 1997   The Berger Funds

Berger
New Generation
Fund


Schedule of Investments

Common Stock (80.7%)                                        September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Commercial Services - Advertising (0.6%)
         40,000   Outdoor Systems, Inc.*                          $  1,050,000
------------------------------------------------------------------------------
Commercial Services - Miscellaneous (2.6%)
         85,000   Inspire Insurance Solutions, Inc.*                 1,540,625
         40,000   NCO Group, Inc.*                                   1,480,000
         65,000   Pegasus Systems, Inc.*                             1,178,125
         25,000   Vincam Group, Inc.*                                  718,750
------------------------------------------------------------------------------
                                                                     4,917,500
------------------------------------------------------------------------------
Commercial Services - Security/Safety (1.3%)
         60,000   Childrens Comprehensive Services*                  1,290,000
         70,000   Vivid Technologies, Inc.*                          1,085,000
------------------------------------------------------------------------------
                                                                     2,375,000
------------------------------------------------------------------------------
Commercial Services - Schools (0.4%)
         17,500   Apollo Group, Inc. - Class A*                        741,563
------------------------------------------------------------------------------
Computer - Graphics (0.8%)
        100,000   Children's Place Retail Stores, Inc.*              1,450,000
------------------------------------------------------------------------------
Computer - Integrated Systems (1.8%)
         35,000   Apex PC Solutions, Inc.*                           1,325,625
         80,000   Discreet Logic, Inc.*                              2,125,000
------------------------------------------------------------------------------
                                                                     3,450,625
------------------------------------------------------------------------------
Computer - Local Networks (1.3%)
         50,000   Daou Systems, Inc.*                                1,562,500
         60,000   New Era of Networks, Inc.*                           825,000
------------------------------------------------------------------------------
                                                                     2,387,500
------------------------------------------------------------------------------
Computer - Memory Devices (1.3%)
         70,000   Sandisk Corporation*                               2,520,000
------------------------------------------------------------------------------
Computer - Mini/Micro (1.6%)
         22,500   Compaq Computer Corporation                        1,681,875
         50,000   Data General Corporation*                          1,331,250
------------------------------------------------------------------------------
                                                                     3,013,125
------------------------------------------------------------------------------
Computer - Peripheral Equipment (2.3%)
         35,000   Micros Systems, Inc.*                              1,750,000
        150,000   Sigma Designs, Inc.*                               1,246,875
         35,000   Splash Technology Holdings, Inc.*                  1,369,375
------------------------------------------------------------------------------
                                                                     4,366,250
------------------------------------------------------------------------------
Computer - Services (7.8%)
         25,000   America Online, Inc.*                              1,885,935
         35,000   CSG Systems International, Inc.*                   1,323,437
         45,000   E*Trade Group, Inc.*                               2,115,000
         55,000   Excite, Inc.*                                      1,565,781
         50,000   HBO & Company                                      1,887,500
         40,000   Metro Information Services, Inc.*                    875,000
         48,000   Technology Solutions Company*                      1,548,000
         65,000   Whittman-Hart, Inc.*                               1,982,500
         33,000   Yahoo, Inc.*                                       1,654,125
------------------------------------------------------------------------------
                                                                    14,837,278
------------------------------------------------------------------------------
Computer - Software (8.5%)
         65,000   Axent Technologies, Inc.*                          1,348,750
         35,000   Best Products Company*                               511,875
         20,000   BMC Software, Inc.*                                1,295,000
         51,000   J.D. Edwards*                                      1,708,500
         60,000   Keane, Inc.*                                       1,905,000
        120,000   Premenos Technology Corporation*                   1,725,000
         60,000   QAD, Inc.*                                         1,117,500
        105,000   Quadramed Corporation*                             1,811,250
          8,700   Remedy Corporation*                                  299,606
         30,000   Transaction System Architects, Inc.*               1,218,750
         50,000   Tripos, Inc.*                                        950,000
         22,500   Veritas Software Corporation*                        988,594
         25,000   VIASOFT, Inc.*                                     1,237,500
------------------------------------------------------------------------------
                                                                    16,117,325
------------------------------------------------------------------------------
Electrical Products - Miscellaneous (0.7%)
         35,000   Powerwave Technologies, Inc.*                      1,356,250
------------------------------------------------------------------------------
Electronic - Scientific Instruments (0.1%)
          7,900   Molecular Dynamics*                                  213,300
------------------------------------------------------------------------------
Electronic - Semiconductor Equipment (3.3%)
         10,400   Applied Materials, Inc.*                             990,600
         10,400   ASM Lithography Holding N.V.*                      1,027,000
         75,000   FEI Company*                                       1,556,250
         32,500   Integrated Process
                  Equipment Corporation*                             1,198,438
         13,000   KLA Tenor Corporation*                               878,312
         14,300   Lam Research Corporation*                            664,950
------------------------------------------------------------------------------
                                                                     6,315,550
------------------------------------------------------------------------------
Electronic - Semiconductor Manufacturing (1.5%)
         23,400   Credence Systems Corporation*                      1,140,750
         25,000   Linear Technology Corporation                      1,718,750
------------------------------------------------------------------------------
                                                                     2,859,500
------------------------------------------------------------------------------
Financial - Equity Real Estate Investment Trust (0.6%)
         30,000   CCA Prison Realty Trust                            1,132,500
------------------------------------------------------------------------------
Finance - Small Business Investment Company & Commercial (0.5%)
         30,000   Safeguard Scientifics, Inc.*                         877,500
------------------------------------------------------------------------------
Financial Services - Miscellaneous (1.4%)
         70,000   Checkfree Corporation*                             1,478,750
        100,000   Warrantech Corporation*                            1,137,500
------------------------------------------------------------------------------
                                                                     2,616,250
------------------------------------------------------------------------------
Food - Miscellaneous Preparation (0.6%)
         50,000   Worthington Foods, Inc.                            1,156,250
------------------------------------------------------------------------------
Insurance - Life (1.0%)
        100,000   AHL Services, Inc.                                 1,825,000
------------------------------------------------------------------------------
Leisure Products (0.6%)
         45,000   The North Face, Inc.*                              1,209,375
------------------------------------------------------------------------------
Media - Cable TV (1.4%)
        100,000   Lodgenet Entertainment Corporation *               1,325,000
         24,374   TCI Ventures Group - Class A*                        502,724
         42,625   Tele-Communications, Inc. - Class A*                 873,822
------------------------------------------------------------------------------
                                                                     2,701,546
------------------------------------------------------------------------------
Media - TV/Radio (1.3%)
         50,000   American Radio Systems*                            2,381,250
------------------------------------------------------------------------------


6  Annual Report September 30, 1997   The Berger Funds

Berger
New Generation
Fund

Schedule of Investments

Common Stock (80.7%) - continued                            September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Medical - Biomedics/Genetics (2.7%)
         33,000   Centocor, Inc.*                              $     1,569,563
        100,000   Creative Biomolecules, Inc.*                       1,075,000
         50,000   Genzyme Corporation*                               1,487,500
         35,000   Life Technologies, Inc.                            1,058,750
------------------------------------------------------------------------------
                                                                     5,190,813
------------------------------------------------------------------------------

Medical - Dental - Supplies (0.5%)
         42,500   Monarch Dental Corporation*                          913,750
------------------------------------------------------------------------------

Medical - Ethical Drugs (3.8%)
        100,000   Aurora Biosciences Corporation*                    1,431,250
         45,000   Dura Pharmaceuticals*                              1,963,125
         40,000   PathoGenesis Corporation*                          1,420,000
         50,000   Theragenics Corporation*                           2,481,250
------------------------------------------------------------------------------
                                                                     7,295,625
------------------------------------------------------------------------------

Medical - Generic Drugs (0.6%)
         27,000   Andrx Corporation*                                 1,228,500
------------------------------------------------------------------------------

Medical - Hospitals (0.9%)
         40,000   Universal Health Services, Inc.*                   1,730,000
------------------------------------------------------------------------------
Medical - Instruments (0.6%)
         70,000   Ventana Medical Systems*                           1,128,750
------------------------------------------------------------------------------
Medical - Outpatient/Home Care (1.3%)
         35,000   Harbinger Corporation*                             1,273,125
         50,000   PMR Corporation*                                   1,112,500
------------------------------------------------------------------------------
                                                                     2,385,625
------------------------------------------------------------------------------

Medical - Wholesale Drug/Sundries (0.6%)
         11,500   McKesson Corporation                               1,172,281
------------------------------------------------------------------------------

Oil & Gas - Canadian Exploration
& Production (0.7%)
         62,500   Gulf Indonesia Resources, Ltd.*                    1,390,625
------------------------------------------------------------------------------

Oil & Gas - U.S. Drilling (0.2%)
         11,000   UTI Energy Corp.*                                    434,500
------------------------------------------------------------------------------

Oil & Gas - Field Services (0.4%)
         18,700   Veritas DGC, Inc.*                                   795,919
------------------------------------------------------------------------------

Pollution Control - Equipment (0.7%)
         30,000   Culligan Water Technologies, Inc.                  1,380,000
------------------------------------------------------------------------------

Pollution Control - Services (4.1%)
         55,000   American Disposal Services, Inc.*                  1,718,750
         55,000   Republic Industries, Inc.*                         1,811,564
         55,000   Superior Services, Inc.*                           1,567,500
         45,000   Waste Industries, Inc.*                            1,077,188
         90,000   Waterlink, Inc.*                                   1,687,500
------------------------------------------------------------------------------
                                                                     7,862,502
------------------------------------------------------------------------------

Real Estate Operations (1.0%)
         52,500   Fairfield Communities, Inc.*                       1,972,031
------------------------------------------------------------------------------

Retail - Miscellaneous Diversified (0.8%)
        100,000   Ugly Duckling Corporation*                         1,525,000
------------------------------------------------------------------------------

Retail - Restaurants (0.7%)
         75,000   Schlotsky's, Inc.*                                 1,420,313
------------------------------------------------------------------------------

Retail/Wholesale Computers (1.5%)
         50,000   Ingram Micro, Inc. - Class A*                $     1,353,125
         75,000   Southern Electronics Corporation*                  1,462,500
------------------------------------------------------------------------------
                                                                     2,815,625
------------------------------------------------------------------------------

Steel - Specialty Alloys (0.8%)
         45,000   Carbide/Graphite Group, Inc.*                      1,530,000
------------------------------------------------------------------------------

Telecommunications - Cellular (1.1%)
         45,000   Cellstar Corporation*                              2,092,500
------------------------------------------------------------------------------

Telecommunications - Equipment (8.1%)
         55,000   Brightpoint, Inc.*                                 2,550,625
         40,000   DSC Communications Corporation*                    1,077,500
         40,000   ECI Telecom Ltd. (Israel)*                         1,295,000
         75,000   Globecomm Systems, Inc.*                           1,312,500
         62,000   Innova Corporation (Washington)*                   1,464,750
        150,000   Intellect Communication Systems, Ltd.*             1,706,250
         80,000   P-COM, Inc.*                                       1,915,000
         52,500   Remec, Inc.*                                       1,916,250
         54,000   Scientific-Atlanta, Inc.                           1,221,750
         18,000   Tellabs, Inc.*                                       927,000
------------------------------------------------------------------------------
                                                                    15,386,625
------------------------------------------------------------------------------

Telecommunications - Services (6.0%)
         38,000   Intermedia Communications, Inc.*                   1,783,625
         55,000   LCI International, Inc.*                           1,464,375
         75,000   Nextel Communications, Inc.*                       2,165,625
         70,000   Nextlink Communications*                           1,680,000
         50,000   RSL Communications, Inc. - Class A*                1,100,000
         32,000   Teleport Communications Group, Inc.*               1,436,000
         50,000   WorldCom, Inc.*                                    1,768,750
------------------------------------------------------------------------------
                                                                    11,398,375
------------------------------------------------------------------------------

Textile - Mill Products (0.3%)
         19,000   Novel Denim Holdings, Ltd.*                          513,000
------------------------------------------------------------------------------
Total Common Stock (Cost $108,994,333)                             153,432,796
------------------------------------------------------------------------------

U.S. Government Obligations (9.4%)
------------------------------------------------------------------------------
     $2,313,000   U.S. Treasury Bills due 10/16/97                   2,308,123
      5,270,000   U.S. Treasury Bills due 11/13/97                   5,239,204
      1,400,000   U.S. Treasury Bills due 11/20/97                   1,390,822
      9,000,000   U.S. Treasury Bills due 11/28/97                   8,929,530
------------------------------------------------------------------------------
Total U.S. Government Obligations
(Amortized Cost $17,867,679)                                        17,867,679
------------------------------------------------------------------------------

Federal National Mortgage Association Discount Notes (1.9%)
------------------------------------------------------------------------------
     $2,600,000   FNMA Discount Notes Due 10/20/97                   2,592,659
        980,000   FNMA Discount Notes Due 10/30/97                     975,689
------------------------------------------------------------------------------
Total FNMA Discount Notes
(Amortized Cost $3,568,348)                                          3,568,348
------------------------------------------------------------------------------

Total Investments (Cost $130,430,359) (92.0%)                      174,868,823
(Cost for federal income tax purposes $130,975,985)
Other Assets, Less Liabilities (8.0%)                               15,295,220
------------------------------------------------------------------------------
Net Assets (100%)                                                 $190,164,043
------------------------------------------------------------------------------

* Non-Income Producing Security

See notes to financial statements.


7  Annual Report September 30, 1997    The Berger Funds

Berger
New Generation
Fund

Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset Value Per Share)

                                                                                     September 30, 1997
-------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                     $       130,430
-------------------------------------------------------------------------------------------------------
Investments at value                                                                    $       174,869
Cash                                                                                              1,140
Receivables
   Fund shares sold                                                                              27,028
   Investment securities sold                                                                     2,098
   Dividends                                                                                         17
-------------------------------------------------------------------------------------------------------
Total Assets                                                                                    205,152
-------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                                               14,276
   Fund shares redeemed                                                                             481
   Accrued investment advisory fees                                                                 108
   Accrued transfer agent fees                                                                       38
   Accrued shareholder report expense                                                                49
   Accrued 12b-1 distribution & advertising fees                                                     30
   Other accrued expenses                                                                             6
-------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                14,988
-------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                             $       190,164
-------------------------------------------------------------------------------------------------------

Capital Shares
   Authorized (Par Value $0.01)                                                               Unlimited
   Shares Outstanding                                                                            12,918
-------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                $         14.72
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Statement of Operations (Amounts in Thousands)
-------------------------------------------------------------------------------------------------------
                                                                                     For the Year Ended
                                                                                     September 30, 1997
-------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                                                            $            47
   Interest                                                                                         340
-------------------------------------------------------------------------------------------------------
   Total Income                                                                                     387
-------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                         962
   12b-1 distribution & advertising fees                                                            267
   Transfer agent fees                                                                              478
   Postage, printing & reports                                                                      211
   Registration fees                                                                                 28
   Custodian fees                                                                                    12
   Directors'/Trustees' fees & expenses                                                              12
   Accounting fees                                                                                   11
   Administrative services                                                                           20
   Legal fees                                                                                        10
   Insurance & bonds                                                                                  1
   Audit fees                                                                                         8
   Other                                                                                              1
-------------------------------------------------------------------------------------------------------
       Total Expenses                                                                             2,021
       Less earnings credits                                                                        (17)
-------------------------------------------------------------------------------------------------------
       Expenses - Net                                                                             2,004
-------------------------------------------------------------------------------------------------------
       Net Investment Income (Loss)                                                              (1,617)
-------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on security transactions                                                 5,045
Net change in unrealized appreciation (depreciation) on security transactions                    30,174
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investment Transactions                               35,219
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                         $        33,602
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

8    The Berger Funds  September 30, 1997 Annual Report

Berger
New Generation
Fund

Statement of Changes in Net Assets (Amounts in Thousands)

                                                                                            Period From
                                                                                Year Ended  3/29/961 to
                                                                                  9/30/97       9/30/96
-------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                    $  (1,617)    $   5,577
Net realized gain (loss) on security transactions                                   5,045       (12,961)
Net change in unrealized appreciation (depreciation) on security transactions      30,174        14,263
Net Increase (Decrease) in Net Assets Resulting from Operations                    33,602         6,879

From Dividends and Distributions to Shareholders
Net investment income                                                              (5,581)            0
Net realized gains on investments                                                       0             0
-------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders        (5,581)            0
-------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                         188,054       152,836
Net asset value of shares issued in reinvestment of dividends                       5,398             0
-------------------------------------------------------------------------------------------------------
    Total                                                                         193,452       152,836
Payments for shares redeemed                                                     (148,221)      (42,803)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions         45,231       110,033
Increase (Decrease) in Net Assets                                                  73,252       116,912

Net Assets
Beginning of period                                                               116,912             0
-------------------------------------------------------------------------------------------------------
End of period                                                                   $ 190,164     $ 116,912
-------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                                         $ 153,765     $ 110,033
Undistributed net investment income (loss)                                             (7)        5,577
Undistributed net realized gain (loss) from investments                            (8,031)      (12,961)
Unrealized appreciation (depreciation) on investments                              44,437        14,263
-------------------------------------------------------------------------------------------------------
    Total                                                                       $ 190,164     $ 116,912
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
-------------------------------------------------------------------------------------------------------

Shares sold                                                                        15,166        13,724
Shares issued to shareholders in reinvestment of dividends                            499             0
-------------------------------------------------------------------------------------------------------
    Total                                                                          15,665        13,724
Shares repurchased                                                                (12,637)       (3,834)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                   3,028         9,890
Shares outstanding, beginning of period                                             9,890             0
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                  12,918         9,890
-------------------------------------------------------------------------------------------------------

1. Commencement of investment operations.

See notes to financial statements.

9  Annual Report September 30, 1997    The Berger Funds

          Berger Small Company Growth Fund     [ARTWORK APPEARS HERE]

Portfolio Manager's Commentary      William Keithler

Performance
During the fiscal year ended September 30, 1997, the Berger Small Company Growth Fund's (the "Fund") annual total return was 17.68%/1/. This compares to 33.19% for the Russell 2000/2/. The Russell 2000-Growth index (a more accurate comparison for the Berger Small Company Growth Fund) was up 23.26% for the 12-month period ending September 30, 1997.

The past 12 months have been volatile for investors in small company stocks. In many ways, there have been two markets during this period.

Year in Review
Although the Fund performed reasonably well in this schizophrenic market, the volatility (a characteristic that goes with small cap-aggressive growth) was sometimes difficult and unsettling. As has been noted in prior letters to shareholders, the Fund has invested extensively in technology stocks throughout its history. These stocks are often highly volatile, but generally have provided good long term returns to investors. This fiscal year was no exception. The Fund's exposure to technology drove performance on both the upside and the downside. Many technology stocks have been held by the Fund for a long time, including Kent Electronics Corp., Safeguard Scientifics, Inc., and Cambridge Technology Partners. The Fund's weighting in semiconductor capital equipment companies such as Kulicke and Soffa Industries, Inc., Integrated Process Technology, Inc., ADE Corp. of Massachusetts, and Etec Systems, Inc. gave the Fund an additional lift. While we took some profits in this sector and modestly downscaled our weighting, technology remains a significant sector in the Fund.

By far, the most successful single investment for the Fund was the electronic auctioneer, Onsale Corp. The stock was purchased as an initial public offering when the market was very poor for such stocks. When these types of stocks came back into favor, however, Onsale Corp. was much sought after. As of the Fund's year-end, Onsale Corp.'s price had risen over five-fold. Other solid contributors to performance were Fairfield Communities, a vacation interval company; Consolidated Cigar Corp.; and broadcaster Clear Channel Communications, a long time holding.

Incyte Pharmaceuticals Inc., a leader in the emerging field of human genomic, led the charge as the healthcare sector of the portfolio made a positive contribution to Fund performance. Other strong performers included Medic Computer Systems, Inc., a provider of healthcare information systems; FPA Medical Management, Inc., a healthcare service company; and Coventry Corp., a health maintenance organization. Less successful healthcare investments included Vertex Pharmaceuticals and Rotech Medical, emerging biotechnology firms that fell victim to proposed cuts in Medicare spending.

Energy services, financial services, and commercial services provided positive momentum to the Fund. Marine Drilling Co., Sirrom Capital Corp., and Technology Solutions, all long time holdings of the Fund, were among the leaders in their respective sectors.

Looking Ahead
Small cap stocks are currently in favor with the market and we believe the outlook for their continued outperformance remains good. We remain focused on companies we believe have the potential to provide investors with sustained outperformance over the long term. If we are successful in finding enough of these companies, Fund shareholders should enjoy the benefits.

We thank you for your continued confidence.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalization of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.


10  The Berger Funds   September 30, 1997 Annual Report

Berger
Small Company
Growth Fund

Performance Overview

Comparison of Change In Value of Berger Small Company Growth
Fund vs. Russel 2000 and Cost of Living Index


             Berger Small
            Company Growth                     Cost of Living
  Date          Fund          Russell 2000         Index
-------------------------------------------------------------
12/30/93       10,000            10,000            10,000
 3/31/94       10,120             9,734            10,096
 6/30/94        9,440             9,353            10,151
 9/30/94       10,960            10,003            10,247
12/31/94       11,373             9,818            10,267
 3/31/95       11,734            10,271            10,384
 6/30/95       12,414            11,234            10,460
 9/30/95       14,457            12,343            10,508
12/31/95       15,218            12,611            10,528
 3/31/96       16,179            13,254            10,679
 6/30/96       18,742            13,917            10,748
 9/30/96       18,982            13,964            10,823
12/31/96       17,770            14,691            10,878
 3/31/97       15,800            13,931            10,974
 6/30/97       18,692            16,190            10,995
 9/30/97       22,338            18,599            11,029


The Berger Small Company Growth Fund*


Average Annual Total Return
As of September 30, 1997
------------------------
1 Year             17.7%
Life of Fund       23.9%
(12/30/93)


*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.


Report of Independent Accountants

To the Board of Trustees and Shareholders of
Berger Investment Portfolio Trust
--------------------------------------------------------------------------------
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Small Company Growth Fund, Berger New Generation Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1997, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.


/s/ Price Waterhouse


Price Waterhouse LLP

Denver, Colorado
November 11, 1997


11  Annual Report September 30, 1997   The Berger Funds

Berger Small Company Growth Fund

------------------------------------------------------------------------------
Schedule of Investments

Common Stock (89.6%)                                        September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Building - Residential/Commercial (0.8%)
        138,000   Hadco Corporation*                           $     7,473,563
------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.6%)
        238,500   American Oncology Resources, Inc.*                 3,845,812
        100,000   CMG Information Services*                          2,462,500
        350,000   FPA Medical Management, Inc.*                     12,031,250
        231,600   Labor Ready, Inc.*                                 5,384,700
------------------------------------------------------------------------------
                                                                    23,724,262
------------------------------------------------------------------------------

Commercial Services - Schools (0.3%)
         80,500   Devry, Inc.*                                       2,404,938
------------------------------------------------------------------------------

Computer - Graphics (0.7%)
        105,000   Applied Graphics Technologies, Inc.*               5,906,250
------------------------------------------------------------------------------

Computer - Integrated Systems (0.7%)
        155,000   Wind River Systems, Inc.*                          6,393,750
------------------------------------------------------------------------------

Computer - Local Networks (0.1%)
         12,000   Ascend Communications, Inc.                          388,500
------------------------------------------------------------------------------

Computer - Memory Devices (2.2%)
        699,000   HMT Technology Corporation*                       10,965,563
        200,000   Microchip Technology, Inc.*                        9,031,250
------------------------------------------------------------------------------
                                                                    19,996,813
------------------------------------------------------------------------------

Computer - Services (9.1%)
        174,400   Ciber, Inc.*                                       8,240,400
        289,700   E*Trade Group, Inc.*                              13,615,900
          5,000   Gartner Group, Inc.*                                 150,000
        210,000   HBO & Company*                                     7,927,500
        315,625   Lycos, Inc.*                                      10,731,250
         65,000   National Data Corporation*                         2,665,000
        195,000   Quick Response Services, Inc*                      6,678,750
        370,000   Technology Solutions Co.*                         11,932,500
        375,000   Whittman-Hart, Inc.*                              11,437,500
        175,500   Yahoo, Inc.*                                       8,796,938
------------------------------------------------------------------------------
                                                                    82,175,738
------------------------------------------------------------------------------

Computer - Software (5.6%)
         50,000   Baan Co. N.V.*                                     3,550,000
        149,500   Bea Systems, Inc.*                                 2,672,312
        250,000   Cambridge Technology Partners, Inc.*               8,953,125
        135,000   CBT Group PLC ADR*                                10,833,750
        215,000   Cognos, Inc.*                                      5,106,250
        750,000   Macromedia, Inc.*                                  9,046,875
         47,000   Remedy Corporation*                                1,618,563
        170,000   VIASOFT, Inc.*                                     8,415,000
------------------------------------------------------------------------------
                                                                    50,195,875
------------------------------------------------------------------------------

Cosmetics/Personal Care (1.1%)
        220,000   Rexall Sundown, Inc.*                             10,037,500
------------------------------------------------------------------------------

Diversified Operations (0.8%)
        115,650   Pittway Corporation - Class A                      7,517,250
------------------------------------------------------------------------------

Electronic - Measuring Instruments (1.2%)
        222,200   Genrad, Inc.*                                      6,416,025
        101,025   Waters Corporation*                                4,464,042
------------------------------------------------------------------------------
                                                                    10,880,067
------------------------------------------------------------------------------

Electronic - Miscellaneous Components (2.5%)
        365,000   Chicago Miniature Lamp, Inc.*                $    12,136,250
        340,000   Leitch Technology Corporation
                  (Canada)*                                         10,349,270
------------------------------------------------------------------------------
                                                                    22,485,520
------------------------------------------------------------------------------

Electronic - Parts Distributors (1.0%)
        230,000   Kent Electronics Corporation*                      9,085,000
------------------------------------------------------------------------------

Electronic - Semiconductor Equipment (4.7%)
        136,900   ADE Corporation of Massachusetts*                  5,493,112
        130,000   Etec Systems, Inc.*                                7,410,000
        160,000   FEI Company*                                       3,320,000
        240,100   Kulicke & Soffa Industries, Inc.*                 11,119,631
        80,000    Lattice Semiconductor Corporation*                 5,210,000
        275,000   Silicon Valley Group*                              9,779,688
------------------------------------------------------------------------------
                                                                    42,332,431
------------------------------------------------------------------------------

Electronic - Semiconductor Manufacturing (4.3%)
        450,000   Cypress Semiconductor*                             6,975,000
        150,000   Maxim Integrated Products, Inc.*                  10,715,625
        650,000   Tower Semiconductor Ltd.*2                        12,918,750
        233,000   VLSI Technology, Inc.*                             8,082,187
------------------------------------------------------------------------------
                                                                    38,691,562
------------------------------------------------------------------------------

Finance - Consumer Loans (0.5%)
        210,000   Delta Financial Corp.*                             4,239,375
------------------------------------------------------------------------------

Finance - Equity Real Estate Investment Trust (0.8%)
        195,700   CCA Prison Realty Trust                            7,387,675
------------------------------------------------------------------------------

Finance - Small Business Investment Company & Commercial (1.8%)
        250,000   Safeguard Scientifics, Inc.*                       7,312,500
        171,000   Sirrom Capital Corp.                               8,870,625
------------------------------------------------------------------------------
                                                                    16,183,125
------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.3%)
        185,500   Medaphis Corporation*                              1,327,484
        380,000   Pre-Paid Legal Services, Inc.*                    10,735,000
------------------------------------------------------------------------------
                                                                    12,062,484
------------------------------------------------------------------------------

Funeral Services & Related (1.2%)
          8,000   Equity Corporation International*                    186,500
        235,000   Stewart Enterprises, Inc.                         10,281,250
------------------------------------------------------------------------------
                                                                    10,467,750
Household/Office Furniture (2.0%)
        155,000   Herman Miller, Inc.                                8,292,500
        290,100   Knoll, Inc.*                                       9,718,350
------------------------------------------------------------------------------
                                                                    18,010,850
------------------------------------------------------------------------------

Insurance - Accident & Health (1.1%)
        455,000   Healthcare Recoveries, Inc.*                      10,237,500
------------------------------------------------------------------------------

Leisure - Hotels & Motels (0.1%)
         23,000   Suburban Lodges of America, Inc.*                    606,625
------------------------------------------------------------------------------

Leisure - Movies & Related (1.5%)
        210,000   Avid Technology, Inc.*                             6,825,000
        562,500   Metromedia International Group*                    6,820,313
------------------------------------------------------------------------------
                                                                    13,645,313
------------------------------------------------------------------------------

12   Annual Report September 30, 1997   The Berger Funds

Berger
Small Company
Growth Fund

--------------------------------------------------------------------------------
Schedule of Investments

Common Stock (89.6%) - continued                            September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Leisure - Products (0.5%)
        175,000   The North Face, Inc.*                        $     4,703,125
------------------------------------------------------------------------------

Media - Books (0.5%)
        109,800   Scholastic Corporation*                            4,337,100
------------------------------------------------------------------------------

Media - Newspapers (0.7%)
         90,000   Central Newspapers, Inc. - Class A                 6,682,500
------------------------------------------------------------------------------

Media- TV/Radio (3.6%)
        284,092   Chancellor Media Corporation*                     14,950,341
        150,000   Clear Channel Communications, Inc.*                9,731,250
         28,000   Cox Radio, Inc.*                                     792,750
        146,500   Emmis Broadcasting Corporation*                    6,995,375
------------------------------------------------------------------------------
                                                                    32,469,716
------------------------------------------------------------------------------

Medical - Biomedics/Genetics (2.7%)
        290,000   BioChem Pharma, Inc.*                              9,135,000
        105,000   Incyte Pharmaceuticals, Inc.*                      8,820,000
        180,000   Vertex Pharmaceuticals Corp.*                      6,795,000
------------------------------------------------------------------------------
                                                                    24,750,000
------------------------------------------------------------------------------

Medical - Dental Supplies (1.5%)
        273,300   Mentor Corporation                                 8,677,275
        150,000   Omnicare, Inc.                                     4,875,000
------------------------------------------------------------------------------
                                                                    13,552,275
------------------------------------------------------------------------------

Medical - Drug/Diversified (0.4%)
        150,000   Boron LePore*                                      3,468,750
------------------------------------------------------------------------------

Medical - Ethical Drug (2.6%)
        225,000   Medicis Pharmaceutical Corporation*               10,321,875
        265,000   Theragenics Corporation*                          13,150,625
------------------------------------------------------------------------------
                                                                    23,472,500
------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.8%)
        420,000   Coventry Corporation*                              6,930,000
------------------------------------------------------------------------------

Medical - Nursing Homes (0.5%)
        200,000   Sun Healthcare Group, Inc.*                        4,112,500
------------------------------------------------------------------------------

Medical - Outpatient/Home Care (2.9%)
        100,000   Healthsouth Corporation*                           2,668,750
         20,000   PhyCor, Inc.*                                        581,250
        360,000   Renal Care Group, Inc.*                           12,960,000
        207,700   Total Renal Care Holdings, Inc.*                  10,385,000
------------------------------------------------------------------------------
                                                                    26,595,000
------------------------------------------------------------------------------

Medical - Products (0.9%)
        215,000   PAREXEL International Corporation*                 8,492,500
------------------------------------------------------------------------------

Oil & Gas - Drilling (1.2%)
        350,000   Marine Drilling Companies, Inc.*                  10,937,500
------------------------------------------------------------------------------

Oil & Gas - Field Services (0.8%)
         100,000  BJ Services Co.*                                   7,425,000
------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.0%)
        195,000   Barrett Resources Corporation                      7,592,812
         32,400   St. Mary Land & Exploration Company                1,470,150
------------------------------------------------------------------------------
                                                                     9,062,962
------------------------------------------------------------------------------

Pollution Control - Services (3.6%)
        600,000   Allied Waste Industries, Inc.*               $    11,475,000
        252,000   Eastern Environmental Services, Inc.*              6,426,000
        236,000   Newpark Resources, Inc.*                           9,277,750
        230,000   Tetra Tech, Inc.*                                  5,635,000
------------------------------------------------------------------------------
                                                                    32,813,750
------------------------------------------------------------------------------

Real Estate Operations (1.6%)
        375,000   Fairfield Communities, Inc.*                      14,085,938
------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.1%)
        260,000   Men's Wearhouse, Inc.*                             9,685,000
------------------------------------------------------------------------------

Retail - Mail Order & Direct (3.3%)
        200,000   Black Box Corporation*                             8,750,000
        660,100   Onsale, Inc.*                                     21,288,225
------------------------------------------------------------------------------
                                                                    30,038,225
------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.8%)
        250,000   Guitar Center, Inc.*                               6,187,500
        210,100   Maxim Group, Inc.*                                 3,414,125
        300,000   Michaels Stores, Inc.*                             9,168,750
        150,000   Petco Animal Supplies, Inc.*                       4,706,250
        292,000   Sunglass Hut International, Inc.*                  2,263,000
------------------------------------------------------------------------------
                                                                    25,739,625
------------------------------------------------------------------------------

Telecommunications - Equipment (4.9%)
        295,000   Brightpoint, Inc.*                                13,680,625
        148,500   Comverse Technology, Inc.*                         7,833,375
        540,000   P-COM, Inc.*                                      12,926,250
        350,000   PairGain Technologies, Inc.*                       9,975,000
------------------------------------------------------------------------------
                                                                    44,415,250
------------------------------------------------------------------------------

Telecommunications - Services (1.9%)
        283,700   ACC Corporation*                                   9,326,637
        310,000   ICG Communications, Inc.*                          7,595,000
------------------------------------------------------------------------------
                                                                    16,921,637
------------------------------------------------------------------------------

Textile - Mill Products (0.6%)
        190,500   Novel Denim Holdings, Ltd.*                        5,143,500
------------------------------------------------------------------------------

Tobacco (1.2%)
        275,000   Consolidated Cigar Holdings, Inc.*                11,240,625
------------------------------------------------------------------------------
Total Common Stock (Cost $473,539,710)                             809,604,694
------------------------------------------------------------------------------

Preferred Stock (0.6%)
------------------------------------------------------------------------------
Computer - Peripheral Equipment (0.6%)
        665,000   Candescent Technologies Corp.
                  Series E Preferred Stock/1,2,3/                    4,987,500
------------------------------------------------------------------------------
Total Preferred Stock (Cost $3,657,500)                              4,987,500
------------------------------------------------------------------------------

U.S. Government Obligations (5.2%)
------------------------------------------------------------------------------
     $6,205,000   U.S. Treasury Bills due 11/6/97                    6,174,844
     20,000,000   U.S. Treasury Bills due 11/13/97                  19,884,442
      9,200,000   U.S. Treasury Bills due 11/20/97                   9,139,689
     12,050,000   U.S. Treasury Bills due 11/28/97                  11,956,265
------------------------------------------------------------------------------
Total U.S. Government Obligations
(Amortized Cost $47,155,240)                                        47,155,240
------------------------------------------------------------------------------

13   Annual Report September 30, 1997   The Berger Funds

Berger
Small Company
Growth Fund

--------------------------------------------------------------------------------
Schedule of Investments

Federal National Mortgage Association Discount Notes (2.8%)
------------------------------------------------------------------------------
     $1,500,000   FNMA Discount Notes Due 10/14/97             $     1,497,086
      3,805,000   FNMA Discount Notes Due 10/20/97                   3,794,151
      8,500,000   FNMA Discount Notes Due 10/21/97                   8,474,500
      4,250,000   FNMA Discount Notes Due 10/24/97                   4,235,446
      1,720,000   FNMA Discount Notes Due 10/27/97                   1,713,292
      5,920,000   FNMA Discount Notes Due 10/30/97                   5,893,962
------------------------------------------------------------------------------
Total FNMA Discount Notes
(Amortized Cost $25,608,437)                                        25,608,437
------------------------------------------------------------------------------

Total Investments (Cost $549,960,887) (98.2%)                      887,355,871
(Cost for federal income tax purposes $552,582,945)
Other Assets, Less Liabilities (1.8%)                               15,328,868
------------------------------------------------------------------------------
Net Assets (100.0%)                                            $   902,684,739
------------------------------------------------------------------------------

ADR - American Depository Receipt
* Non-Income Producing Security
1. Valued in good faith.
2. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the year ended September 30, 1997 (in thousands):

                                                                    Candescent
                                          Tower                    Technologies
                           Alrenco     Semiconductor   Vidamed     Corporation
------------------------------------------------------------------------------
Market Value at 9/30/96    $7,350         $    0        $5,342        $3,658
Purchases at Cost               0          6,696             0             0
Sales at Cost               7,553              0         2,503             0
Change in Unrealized
  Appreciation
  (Depreciation)              203          6,223        (2,839)        1,330
------------------------------------------------------------------------------
Market Value at 9/30/97         0         12,919             0         4,988
------------------------------------------------------------------------------
Dividend Income                 0              0             0             0
Realized Gain (Loss)       (3,605)             0         1,663             0

3. Schedule of Restricted or Illiquid Securities (in thousands)

                                                              Fair Value as a
Security Name          Date Acquired    Cost    Fair Value    % of Net Assets
------------------------------------------------------------------------------
Candescent Tech.
Corporation Series E
Preferred Stock            5/1/96      $3,658     $4,988            0.6%

See notes to financial statements.

14   Annual Report September 30, 1997   The Berger Funds

Berger
Small Company
Growth Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset
Value)
--------------------------------------------------------------------------------

                                                                           September 30, 1997
---------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                 $ 549,961
---------------------------------------------------------------------------------------------
Investments at value                                                                $ 887,356
Cash                                                                                    2,247
Receivables
   Fund shares sold                                                                     9,965
   Investment securities sold                                                           6,570
   Dividends                                                                              768
---------------------------------------------------------------------------------------------
Total Assets                                                                          906,906
---------------------------------------------------------------------------------------------
Liabilities
Payables
   Fund shares redeemed                                                                 2,038
   Investment securities purchased                                                        787
   Accrued investment advisory fees                                                       620
   Accrued transfer agent fees                                                            328
   Accrued postage, printing & reports                                                    219
   Accrued 12b-1 distribution & advertising fees                                          172
   Other accrued expenses                                                                  57
---------------------------------------------------------------------------------------------
Total Liabilities                                                                       4,221
---------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                                         $ 902,685
---------------------------------------------------------------------------------------------
Capital Shares
   Authorized (par value $0.01)                                                     Unlimited
---------------------------------------------------------------------------------------------
   Shares Outstanding                                                                 169,243
---------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                            $    5.33
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Operations (Amounts in Thousands)
---------------------------------------------------------------------------------------------
                                                                           For the Year Ended
                                                                           September 30, 1997
---------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                                                        $   1,413
   Interest                                                                             2,920
---------------------------------------------------------------------------------------------
   Total Income                                                                         4,333
---------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                             6,831
   12b-1 distribution & advertising fees                                                1,899
   Transfer agent fees                                                                  2,473
   Postage, printing & reports                                                          1,008
   Registration fees                                                                       89
   Custodian fees                                                                          83
   Directors'/Trustees' fees & expenses                                                    86
   Accounting fees                                                                         76
   Administrative services                                                                 78
   Legal fees                                                                              63
   Insurance & bonds                                                                       11
   Audit fees                                                                              13
   Other                                                                                    3
---------------------------------------------------------------------------------------------
Total Expenses                                                                         12,713
         Less fees paid indirectly                                                        (14)
         Less earnings credits                                                           (108)
---------------------------------------------------------------------------------------------
         Expenses - Net                                                                12,591
---------------------------------------------------------------------------------------------
         Net Investment Income (Loss)                                                  (8,258)
---------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Transactions
   Net realized gain (loss) on securities and foreign currency transactions            78,748
   Net change in unrealized appreciation (depreciation)
     on securities and foreign currency transactions                                   48,946
---------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions                                                127,694
---------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                  $ 119,436
---------------------------------------------------------------------------------------------

See notes to financial statements.

15   Annual Report September 30, 1997    The Berger Funds

Berger
Small Company
Growth Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                  Year Ended         Year Ended
                                                                                     9/30/97            9/30/96
---------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                       $  (8,258)         $  (6,306)
Net realized gain (loss) on securities and foreign currency
transactions                                                                          78,748             28,859
Net change in unrealized appreciation (depreciation) on securities and
   foreign currency transactions                                                      48,946            152,013
Net Increase (Decrease) in Net Assets Resulting from Operations                      119,436            174,566
From Dividends and Distributions to Shareholders
Net Investment Income                                                                      0                  0
Net realized gains on investments                                                    (34,716)                 0
---------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to
Shareholders                                                                         (34,716)                 0
---------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                            413,578            670,186
Net asset value of shares issued in reinvestment of distributions                     33,942                  0
---------------------------------------------------------------------------------------------------------------
    Total                                                                            447,520            670,186
Payments for shares redeemed                                                        (501,022)          (495,952)
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions           (53,502)           174,234
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                     31,218            348,800

Net Assets
Beginning of period                                                                  871,467            522,667
---------------------------------------------------------------------------------------------------------------
End of period                                                                      $ 902,685          $ 871,467
---------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                                            $ 504,096          $ 565,166
Undistributed net investment income (loss)                                               (37)                 0
Undistributed net realized gain (loss) from investments                               61,231             17,852
Net unrealized appreciation (depreciation) on investments                            337,395            288,449
    Total                                                                          $ 902,685          $ 871,467

---------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
---------------------------------------------------------------------------------------------------------------
Shares sold                                                                           92,035            157,794
Shares issued to shareholders in reinvestment of distributions                         8,062                  0
---------------------------------------------------------------------------------------------------------------
    Total                                                                            100,097            157,794
Shares repurchased                                                                  (114,558)          (118,706)
---------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                    (14,461)            39,088
Shares outstanding, beginning of period                                              183,704            144,616
---------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                    169,243            183,704
---------------------------------------------------------------------------------------------------------------

See notes to financial statements.

16   Annual Report September 30, 1997   The Berger Funds

                           Berger
                           Small Cap   [PHOTO APPEARS HERE]
                           Value Fund


Portfolio Manager's Commentary      Robert H. Perkins

Performance

The Berger Small Cap Value Fund (the "Fund") had a very rewarding year. The Fund had an annual total return of 48.32%/1/ (investor shares) and 48.66%/1/ (institutional shares) versus 37.67%, 40.43%, and 33.19% for the Dow Jones Industrial Average/2/, S&P 500/2/, and Russell 2000/3/ indexes, respectively/4/.

Over the last five months of the fiscal year, small company stocks outperformed large company stocks by a significant margin. This is the first sustained period of outperformance since 1993, and we believe it will continue due to the wide disparity in valuations and relative growth rates that still exist. Of equal importance is the fact that smaller company outperformance has been largely the result of strong gains in the "growth" segment of the market, with the "value" segment lagging. This reinforces our belief that the "value" segment remains the most undervalued area of the market.

With the S&P 500 trading at 23 to 24 times trailing 12-month earnings, there is little room for error regarding corporate earnings, interest rates, and economic surprises. The Russell 2000 - the market index most closely resembling the stocks in which our Fund typically invests - also sells at approximately 24 times trailing earnings. Historically, this index sells at a 25% premium to the S&P 500 based on earnings. At present, the vast majority of companies in the Russell 2000 are expected to have earnings growth that is 50% greater than the S&P 500 -15% versus 10%. In addition, smaller companies generally have less international exposure, which means less currency risk. These factors reinforce our belief that, for the near-term, the relative risk in a fully-priced investment environment is much less in the small cap market.

Year in Review

While the list of truly undervalued stocks has become shorter, we feel quite comfortable with our current holdings. We are maintaining a 20% position in the bank and thrift area. Earnings visibility remains high in this sector and consolidation continues to make this an attractive area.

Our continuing search for companies that have fallen over 50% in price due to short-term problems has led us to increase our exposure in the consumer sector. As we have said in the past, we feel there is much less downside risk in stocks that are down over 50%, have strong balance sheets, and exhibit what we believe to be only temporary problems. One such stock is a company called Just for Feet, Inc. This shoe retailer was trading in the mid-30s last year. The company has experienced short-term earnings problems as a result of two recent acquisitions. Management believes it will take a few quarters to implement better internal controls while its superstore concept, which is posting positive same-store sales comparisons, remains intact.

Another company in the consumer area that has fallen out of favor is West Marine, Inc., which dominates the boating supply industry. It, too, has experienced temporary earnings declines as a result of a major acquisition. Margins have already begun to improve, however, and the company is expected to return to 20%+ growth in 1998.

Looking Ahead

Going forward, we find it more important than ever to stress the risk side of the Fund's risk/reward equation. As of year-end, we had over 14% of Fund assets in cash and cash equivalents. This largely resulted from our inability to find many "true" values in the market. However, this cash position gives us the ability to capitalize on values created by general market corrections or weaknesses in specific companies due to short-term correctable problems.

We thank you for your investment in the Berger Small Cap Value Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares.
2. Dow Jones Industrial Average and the S&P 500 are unmanaged indexes, with dividends reinvested. One cannot invest directly in an index.
3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalizations of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.
4. For the nine month period covered by this Fund's annual report, the Fund's total return was 29.23% (investor shares, first offered February 14, 1997) and 35.50% (institutional shares). For the same period the return for the Dow Jones Industrial Average, S&P 500 and Russell 2000 were 24.91%, 29.61% and 26.60% respectively.

17   Annual Report September 30, 1997      The Berger Funds

Berger
Small Cap
Value Fund

Performance Overview

Comparison of Change in Value of Berger Small Cap Value Fund vs. Russell 2000 and Cost of Living Index.


                                                              Cost of
                      Institutional     Investor    Russell   Living
Date                     Shares          Shares      2000     Index
----                  -------------     --------    -------   -------
10/21/87                  10,000         10,000      10,000   10,000
9/30/88                   11,963         11,963      12,866   10,390
9/30/89                   15,035         15,035      15,634   10,841
9/30/90                   11,979         11,979      11,392   11,509
9/30/91                   14,209         14,209      16,532   11,899
9/30/92                   15,188         15,188      18,007   12,255
9/30/93                   19,779         19,779      23,985   12,585
9/30/94                   23,208         23,208      24,613   12,958
9/30/95                   27,035         27,035      30,372   13,287
9/30/96                   31,425         31,425      34,361   13,686
9/30/97                   46,716         46,612      45,765   13,946


The Berger Small Cap Value Fund*
Average Annual Total Return


As of September 30, 1997      Institutional    Investor
-------------------------------------------------------
1 Year                             48.7%        48.3%
5 Year                             25.2%        25.1%
Life of Fund                       16.8%        16.7%
(10/21/87)


*Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares.

Report of Independent Accountants

To the Board of Trustees and Shareholders of Berger Omni Investment Trust
-------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Small Cap Value Fund (constituting Berger Omni Investment Trust, formerly known as The Omni Investment Fund, hereafter referred to as the "Trust") at September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from January 1, 1997 through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The financial statements of The Omni Investment Fund for the year ended December 31, 1996 were audited by other independent accountants whose report dated January 24, 1997 expressed an unqualified opinion on those financial statements.


/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
November 11, 1997

18   Annual Report September 30, 1997      The Berger Funds

Berger
Small Cap
Value Fund

Schedule of Investments



Common Stock (85.2%)                                         September 30, 1997
-------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                   Market Value
-------------------------------------------------------------------------------
Auto/Truck - Original Equipment (3.3%)
         200,000  Simpson Industries, Inc.                        $   2,312,500
          70,000  Walbro Corp.                                        1,531,250
-------------------------------------------------------------------------------
                                                                      3,843,750
-------------------------------------------------------------------------------
Banks - Northeast (4.8%)
          45,000  Banknorth Group, Inc.                               2,458,125
         140,000  CFX Corporation                                     3,001,250
-------------------------------------------------------------------------------
                                                                      5,459,375
-------------------------------------------------------------------------------
Banks - Southeast (3.9%)
          55,000  CCB Financial Corporation                           4,434,375
-------------------------------------------------------------------------------
Banks - West (2.3%)
          70,000  Imperial Bancorp*                                   2,616,250
-------------------------------------------------------------------------------
Building - Construction Products/Miscellaneous (0.6%)
          40,000  Juno Lighting, Inc.                                   685,000
-------------------------------------------------------------------------------
Building - Mobile/Manufacturing & RV (2.1%)
         230,000  Cavalier Homes, Inc.                                2,386,250
-------------------------------------------------------------------------------
Computer - Optical Recognition (1.4%)
          95,000  Robotic Vision Systems*                             1,603,125
-------------------------------------------------------------------------------
Computer - Peripheral Equipment (2.3%)
          75,000  Eltron International, Inc.*                         2,573,437
-------------------------------------------------------------------------------
Computer - Software (0.6%)
          35,000  Network General Corporation*                          678,125
-------------------------------------------------------------------------------
Consumer Products - Miscellaneous (4.2%)
         176,000  Jostens, Inc.                                       4,774,000
-------------------------------------------------------------------------------
Diversified Operations (1.5%)
          75,800  Glatfelter PH Co.                                   1,681,813
-------------------------------------------------------------------------------

Finance-Equity Real Estate Investment Trust (3.8%)
          60,000  IRT Property Co.                                      765,000
          80,000  Summit Property, Inc.                               1,750,000
          96,100  Town & Country Trust                                1,801,875
-------------------------------------------------------------------------------
                                                                      4,316,875
-------------------------------------------------------------------------------
Finance - Investment Management (2.8%)
         100,000  Pioneer Group, Inc.                                 3,200,000
-------------------------------------------------------------------------------
Finance - Public Investment Fund-Foreign (8.1%)
         115,000  Emerging Markets Telecom Fund*                      2,077,187
         195,000  GT Global Developing Markets Fund                   2,656,875
         100,000  GT Global Eastern Europe Fund                       1,962,500
         200,000  Morgan Stanley Asia-Pacific Fund                    1,837,500
          40,200  New Germany Fund                                      630,638
-------------------------------------------------------------------------------
                                                                      9,164,700
-------------------------------------------------------------------------------
Finance - Savings & Loan (8.7%)
          33,000  Commercial Federal Corp.                            1,555,125
         110,000  Mechanics Savings Bank*                             2,887,500
          71,000  Medford Savings Bank                                2,556,000
         140,000  Poncebank                                           2,887,500
-------------------------------------------------------------------------------
                                                                      9,886,125
-------------------------------------------------------------------------------
Household - Textiles & Furnishings (1.7%)
         170,000  Congoleum Corp. - Class A*                          1,901,875
-------------------------------------------------------------------------------
Insurance - Multi Line (1.4%)
          40,000  Old Republic International Corp.                    1,560,000
-------------------------------------------------------------------------------
Machinery - Construction/Mining (1.2%)
         110,000  JLG Industries, Inc.                                1,409,375
-------------------------------------------------------------------------------
Machinery - Tools & Related Products (0.8%)
          90,800  PPT Vision, Inc.*                                     873,950
-------------------------------------------------------------------------------
Media - Cable TV (3.3%)
          70,000  Jones Intercable, Inc. - Class A*                     883,750
         230,000  Jones Intercable, Inc.*                             2,846,250
-------------------------------------------------------------------------------
                                                                      3,730,000
-------------------------------------------------------------------------------

Media - Newspapers (1.9%)
         160,000  Hollinger International, Inc.                       2,140,000
-------------------------------------------------------------------------------

Media - Periodicals (2.7%)
         210,000  Playboy Enterprises, Inc. - Class A*                3,123,750
-------------------------------------------------------------------------------

19   Annual Report September 30, 1997      The Berger Funds

Berger
Small Cap
Value Fund


Schedule of Investments


Common Stock (85.2%) - continued                             September 30, 1997
-------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                   Market Value
-------------------------------------------------------------------------------
Medical - Wholesale Drug/Sundries (1.1%)
          80,000  Perrigo Co.*                                   $    1,260,000
-------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (4.6%)
         115,000  Chieftain International, Inc.*                      2,990,000
          18,000  Pogo Producing Company                                786,375
          55,000  Seagull Energy Corporation*                         1,402,500
-------------------------------------------------------------------------------
                                                                      5,178,875
-------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.9%)
         140,000  Just for Feet, Inc.*                                2,213,750
-------------------------------------------------------------------------------

Retail - Mail Order & Direct (1.3%)
          80,000  Blair Corporation                                   1,450,000
-------------------------------------------------------------------------------

Retail - Miscellaneous Diversified (2.4%)
         120,000  West Marine Products*                               2,745,000
-------------------------------------------------------------------------------

Retail - Restaurants (2.5%)
          30,000  Bob Evans Farms, Inc.                                 570,000
          80,000  Sbarro, Inc.                                        2,240,000
-------------------------------------------------------------------------------
                                                                      2,810,000
-------------------------------------------------------------------------------

Telecommunications - Cellular (2.2%)
         145,000  Centennial Cellular Corp. - Class A*                2,483,125
-------------------------------------------------------------------------------

Telecommunications - Services (1.5%)
         220,000  General Communication, Inc. - Class A*              1,732,500
-------------------------------------------------------------------------------

Transportation - Shipping (4.3%)
         160,000  Knightsbridge Tankers, Ltd.                         4,530,000
         100,000  M.C. Shipping, Inc.                                   362,500
-------------------------------------------------------------------------------
                                                                      4,892,500
-------------------------------------------------------------------------------
Total Common Stock
(Cost $81,143,351)                                                   96,807,900
-------------------------------------------------------------------------------
U.S. Government Obligations (14.0%)
-------------------------------------------------------------------------------
      $2,365,000  U.S. Treasury Bills due 10/9/97                $    2,362,330
         580,000  U.S. Treasury Bills due 10/16/97                      578,776
       3,420,000  U.S. Treasury Bills due 11/6/97                     3,403,348
       6,784,000  U.S. Treasury Bills due 11/13/97                    6,744,830
       1,500,000  U.S. Treasury Bills due 11/20/97                    1,490,167
       1,350,000  U.S. Treasury Bills due 11/28/97                    1,339,466
-------------------------------------------------------------------------------
Total U.S. Government Obligations
(Amortized Cost $15,918,917)                                         15,918,917
-------------------------------------------------------------------------------

Federal National Mortgage Association Discount Notes (2.9%)
-------------------------------------------------------------------------------
      $2,000,000  FNMA Discount Notes Due 10/20/97                    1,994,294
       1,300,000  FNMA Discount Notes Due 10/27/97                    1,294,935
-------------------------------------------------------------------------------
Total FNMA Discount Notes
(Amortized Cost $3,289,229)                                           3,289,229
-------------------------------------------------------------------------------
Total Investments (Cost $100,351,497) (102.1%)                      116,016,046
(Cost for federal income tax purposes $100,351,596)
Other Liabilities, Less Assets (2.1%)                                (2,355,283)
Net Assets (100.0%)                                              $  113,660,763

ADR - American Depository Receipt
* Non-income producing security

See notes to financial statements.

20   Annual Report September 30, 1997      The Berger Funds

Berger
Small Cap
Value Fund

Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset Value Per Share)

                                                                                     September 30, 1997
-------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                           $ 100,351
-------------------------------------------------------------------------------------------------------
Investments at value                                                                          $ 116,016
Cash                                                                                                254
Receivables
   Investment securities sold                                                                        57
   Fund shares sold                                                                                 937
   Dividends and interest                                                                            77
-------------------------------------------------------------------------------------------------------
Total Assets                                                                                    117,341
-------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                                                                3,063
   Fund shares redeemed                                                                             481
   Accrued investment advisory fees                                                                  76
   Other accrued expenses                                                                            60
-------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                 3,680
-------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding
   (Par Value $0.01, unlimited shares authorized)                                             $ 113,661
-------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share
   Investor shares (based on net assets of $55,211 and 2,478 shares outstanding)              $   22.28
-------------------------------------------------------------------------------------------------------
   Institutional shares (based on net assets of $58,450 and 2,618 shares outstanding)         $   22.33
-------------------------------------------------------------------------------------------------------

Statement of Operations (Amounts in Thousands)

                                                                                   For the Period Ended
                                                                                     September 30, 1997
-------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                                                                  $     596
   Interest                                                                                         346
-------------------------------------------------------------------------------------------------------
   Total Income                                                                                     942
-------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                         418
   Administrative services                                                                            4
   Legal fees                                                                                        24
   Custodian fees                                                                                    15
   12b-1 distribution & advertising fees - Investor Shares                                           36
   Transfer agent fees - Investor Shares                                                             28
   Transfer agent fees - Institutional Shares                                                        31
   Postage, printing & reports                                                                       31
   Insurance & bonds                                                                                  3
   Registration fees - Investor Shares                                                               13
   Registration fees - Institutional Shares                                                          21
   Accounting fees                                                                                   13
   Audit fees                                                                                        17
   Directors'/Trustees' fees & expenses                                                               5
   Other                                                                                              2
-------------------------------------------------------------------------------------------------------
       Total Expenses                                                                               661
       Less earnings credits                                                                         (5)
-------------------------------------------------------------------------------------------------------
       Expenses - Net                                                                               656
-------------------------------------------------------------------------------------------------------
       Net Investment Income (Loss)                                                                 286
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on security transactions                                                13,449
Net change in unrealized appreciation (depreciation) on security transactions                     7,589
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investment Transactions                               21,038
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                               $  21,324
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

21   Annual Report September 30, 1997    The Berger Funds

Berger
Small Cap
Value Fund

Statement of Changes in Net Assets (Amounts in Thousands)

                                                                             Period from
                                                                               1/1/97 to         Year Ended
                                                                                 9/30/97           12/31/96
-----------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                   $     286          $     224
Net realized gain (loss) on security transactions                                 13,449              3,443
Net change in unrealized appreciation (depreciation) on security
transactions                                                                       7,589              3,816
Net Increase (Decrease) in Net Assets Resulting from Operations                   21,324              7,483

From Dividends and Distributions to Shareholders
Net investment income                                                                  0               (208)
Net realized gains on investments                                                      0             (3,402)
Net Decrease in Net Assets from Dividends and Distributions to
Shareholders                                                                           0             (3,610)

From Fund Share Transactions
Proceeds from shares sold                                                         73,022              3,119
Net asset value of shares issued in reinvestment of dividends and
distributions                                                                          0              3,359
         Total                                                                    73,022              6,478
Payments for shares redeemed                                                     (16,726)            (6,143)
Net Increase (Decrease) in Net Assets Derived From Fund Share
Transactions                                                                      56,296                335
Increase (Decrease) in Net Assets                                                 77,620              4,208

Net Assets
Beginning of period                                                               36,041             31,833
End of period                                                                  $ 113,661          $  36,041

Components of Net Assets
Capital (par value and paid in surplus)                                        $  84,197          $  27,873
Undistributed net investment income (loss)                                           262                 16
Undistributed net realized gain (loss) from investments                           13,537                 76
Unrealized appreciation (depreciation) on investments                             15,665              8,076
-----------------------------------------------------------------------------------------------------------
         Total                                                                 $ 113,661          $  36,041
-----------------------------------------------------------------------------------------------------------

Transactions in Fund Shares (Amounts in Thousands)

                                           Period from 1/1/97 to 9/30/97/1/    Year Ended December 31, 1996
                                                  Shares        Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------------
Institutional Shares
Sold                                                 978      $ 19,359               197          $  3,119
Reinvestment of dividends and distributions            0             0               204             3,359
-----------------------------------------------------------------------------------------------------------
         Total                                       978        19,359               401             6,478
Repurchased                                         (546)      (10,308)             (399)           (6,143)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                              432         9,051                 2               335
Beginning of period                                2,186        27,873             2,184            27,538
-----------------------------------------------------------------------------------------------------------
End of period                                      2,618        36,924             2,186          $ 27,873
-----------------------------------------------------------------------------------------------------------
Investor Shares
Sold                                               2,807      $ 53,663
Reinvestment of dividends and distributions            0             0
-----------------------------------------------------------------------------------------------------------
         Total                                     2,807        53,663
Repurchased                                         (329)       (6,418)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            2,478        47,245
Beginning of period                                    0             0
-----------------------------------------------------------------------------------------------------------
End of period                                      2,478      $ 47,245
-----------------------------------------------------------------------------------------------------------

1. For the period from January 1, 1997 through September 30, 1997 for Institutional Shares and for the period from February 14, 1997 (commencement of investment operations) through September 30, 1997 for the Investor Shares.

See notes to financial statements.

22   Annual Report September 30, 1997    The Berger Funds

               Berger One Hundred Fund    [PICTURE APPEARS HERE]

Portfolio Manager's Commentary      Patrick S. Adams

Performance
As stated in Berger One Hundred Fund's (the "Fund") March 31, 1997 report to shareholders, our goal is to return our flagship Fund to its proper place as a performance leader among its peers. We have taken giant strides toward achieving this goal over the past six months, even though it is not reflected in the Fund's annual total return of 26.50%/1/ for the year ended September 30, 1997. We still trailed the Standard & Poor's (S&P) 500/2/ annual total return, which was 40.43% for the same period.

The Fund's poor showing early in the year is the key reason why we lagged the index on an annualized basis. But the Fund's performance began to improve in April. For the period July 1 - September 30, 1997, the Fund's total return of 13.50%/1/ exceeded that of the S&P 500 by 6.01%. We feel we're back on track with a portfolio striving for excellent near-term and long-term performance.

Year in Review
In February we began to make numerous changes in the Fund that we believed would improve quality and maintain the long-term growth rate target. We broadened the portfolio, increasing the number of stocks from 53 in early February to 90 on March 31 (86 at year-end). We shifted assets away from energy services and into consumer products because we saw strong potential and a number of attractively valued stocks in the consumer sector. We maintained a high percentage of Fund assets in technology but added new stocks to the portfolio and reduced positions in others.

Our restructuring was complete in April and our efforts began to pay off for shareholders in the third calendar quarter 1997, when the Fund outperformed broad market indexes. On the basis of this strong performance, we elected to take some profits during the quarter. Although we sold some technology holdings to take profits, we slightly increased the percentage of Fund assets invested in this sector from 24.3% at the end of the second quarter to 24.8% as of September
30. We remain overweighted in technology and healthcare and are selectively adding to our capital goods holdings. We reduced consumer holdings to approximately 10% of Fund assets as of year-end. At year-end, stocks held by the Fund were trading at about the same multiple of earnings per share as the S&P 500, but had long-term growth rates nearly twice that of the index. The fundamentals of companies owned by the Fund are strong. We had established core positions in many excellent companies (Motorola, GAP Stores, Tommy Hilfiger, and Nordstrom, among others) and were trading around those stocks. For example, we purchased more Cisco Systems on a price decline and sold some Cadence Design Systems, then our largest position, on a price run up. We identified two new stocks to add to the portfolio - Household International, parent of Coldwell Banker, and Safeway. We see excellent upside potential in both stocks based on our analysis. We still like the technology sector for the long-term and are actively seeking quality stocks to add to the portfolio, perhaps rebuilding technology, once again, to an overweighted position.

Looking Ahead
The key risk to the portfolio in the future, in our opinion, is a too-robust economy that the Federal Reserve Board could decide to hold down with interest rate increases. We do not see the portfolio adversely impacted by earnings announcements or currency fluctuations.

Going forward, your Fund's performance should continue to strengthen as we continue to adhere closely to the philosophy that has guided this Fund since 1974 - seek high quality, predictable growth companies at attractive prices.

We thank you for your investment in the Berger One Hundred Fund, and for your patience as we restructured it.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. One cannot invest directly in an index.

23   Annual Report September 30, 1997    The Berger Funds

Berger
One Hundred
Fund

Performance Overview

Comparison of Change in Value of Berger One Hundred Fund vs.
S&P 500 Stock Index and Cost of Living Index

               Berger One          S&P 500           Cost of
 Date         Hundred Fund       Stock Index       Living Index
 ----         ------------       -----------       ------------
9/30/87          10,000             10,000             10,000
9/30/88           9,522              8,757             10,417
9/30/89          14,026             11,637             10,870
9/30/90          11,664             10,563             11,539
9/30/91          21,345             13,843             11,930
9/30/92          22,833             15,365             12,287
9/30/93          32,195             17,353             12,617
9/30/94          31,067             17,999             12,991
9/30/95          36,770             23,334             13,322
9/30/96          40,210             28,063             13,722
9/30/97          50,866             39,398             14,017

The Berger One Hundred Fund*
Average Annual Total Return

As of September 30, 1997
------------------------
1 Year             26.5%
5 Year             17.4%
10 Year            17.7%

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares.

Report of Independent Accountants

To the Board of Directors and Shareholders of Berger One Hundred Fund, Inc.
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger One Hundred Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.


/s/ Price Waterhouse LLP

Price Waterhouse LLP


Denver, Colorado
November 11, 1997

24   Annual Report September 30, 1997    The Berger Funds

Berger
One Hundred
Fund

Schedule of Investments

Common Stock (86.3%)                                        September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Aerospace/Defense (0.9%)
         312,000  The Boeing Company                              $ 16,984,500
------------------------------------------------------------------------------

Auto/Truck - Original Equipment (1.0%)
         370,000  Lear Corporation*                                 18,222,500
------------------------------------------------------------------------------

Banks - Money Center (1.0%)
         165,000  Chase Manhattan Corporation                       19,470,000
------------------------------------------------------------------------------

Banks - Super Regional (1.0%)
         363,100  First Union Corporation                           18,177,694
------------------------------------------------------------------------------

Beverages - Soft Drinks (1.2%)
         550,000  Pepsico, Inc.                                     22,309,375
------------------------------------------------------------------------------

Commercial Services - Miscellaneous (0.9%)
         880,000  Medpartners, Inc.*                                18,865,000
------------------------------------------------------------------------------

Computer - Graphics (3.5%)
         813,600  Cadence Design Systems, Inc.*                     43,527,600
         869,000  Silicon Graphics, Inc.*                           22,811,250
------------------------------------------------------------------------------
                                                                    66,338,850
------------------------------------------------------------------------------

Computer - Local Networks (4.1%)
         220,000  Bay Networks, Inc.*                                8,497,500
         798,800  Cisco Systems, Inc.*                              58,362,325
         200,000  3 Com Corporation*                                10,250,000
------------------------------------------------------------------------------
                                                                    77,109,825
------------------------------------------------------------------------------

Computer - Memory Devices (1.0%)
         320,000  Iomega Corporation*                                8,360,000
         277,000  Quantum Corporation*                              10,612,563
------------------------------------------------------------------------------
                                                                    18,972,563
------------------------------------------------------------------------------

Computer - Mini/Micro (1.9%)
         240,000  Compaq Computer Corporation*                      17,940,000
         390,000  Sun Microsystems, Inc.*                           18,256,875
------------------------------------------------------------------------------
                                                                    36,196,875
------------------------------------------------------------------------------

Computer - Services (2.0%)
         341,700  Computer Sciences Corporation*                    24,175,275
         360,000  HBO & Company*                                    13,590,000
------------------------------------------------------------------------------
                                                                    37,765,275
------------------------------------------------------------------------------

Computer - Software (2.1%)
         175,400  BMC Software, Inc.*                               11,357,150
         628,500  Parametric Technology Corporation*                27,732,563
------------------------------------------------------------------------------
                                                                    39,089,713
------------------------------------------------------------------------------

Electronic - Semiconductor Equipment (0.4%)
         181,000  Lam Research Corporation*                          8,416,500
------------------------------------------------------------------------------

Electronic - Semiconductor Manufacturing (5.6%)
         141,000  Intel Corporation                                 13,016,063
         162,000  Linear Technology Corporation                     11,137,500
         137,500  Maxim Integrated Products, Inc.*                   9,822,656
         555,000  Motorola, Inc.                                    39,890,625
         390,500  National Semiconductor Corporation*               16,010,500
         324,300  Xilinx, Inc.*                                     16,417,681
------------------------------------------------------------------------------
                                                                   106,295,025
------------------------------------------------------------------------------
Electrical -Equipment (1.3%)
         375,000  Honeywell, Inc.                                 $ 25,195,312
------------------------------------------------------------------------------

Finance - Consumer Loans (1.9%)
         320,000  Household International, Inc.                     36,220,000
------------------------------------------------------------------------------

Finance - Mortgage and Related Services (3.8%)
         430,000  Federal Home Loan Mortgage Corp.                  15,157,500
         285,000  Federal National Mortgage Association             13,395,000
         590,000  Green Tree Financial Corporation                  27,730,000
         580,000  Money Store, Inc..                                16,530,000
------------------------------------------------------------------------------
                                                                    72,812,500
------------------------------------------------------------------------------

Financial Services - Miscellaneous (0.6%)
         310,000  First Data Corporation                            11,644,375
------------------------------------------------------------------------------

Insurance - Life (1.6%)
         633,000  Conseco, Inc.                                     30,898,313
------------------------------------------------------------------------------

Insurance - Multi Line (0.8%)
         270,000  MGIC Investment Corporation                       15,474,375
------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (0.5%)
          94,600  American International Group, Inc.                 9,761,538
------------------------------------------------------------------------------

Leisure - Hotels and Motels (3.3%)
         240,000  HFS, Inc.*                                        17,865,000
         742,800  Hilton Hotels Corporation                         25,023,075
         850,000  La Quinta Inns, Inc.                              20,028,125
------------------------------------------------------------------------------
                                                                    62,916,200
------------------------------------------------------------------------------

Leisure - Services (2.1%)
         455,000  Royal Caribbean Cruises, Ltd.                     19,906,250
         255,000  The Walt Disney Company                           20,559,375
------------------------------------------------------------------------------
                                                                    40,465,625
------------------------------------------------------------------------------

Leisure - Toys/Games/Hobby (0.5%)
         325,000  Hasbro, Inc.                                       9,140,625
------------------------------------------------------------------------------

Machinery - Construction/Mining (1.4%)
         483,600  Caterpillar, Inc.                                 26,084,175
------------------------------------------------------------------------------

Medical - Biomedics/Genetics (1.4%)
         308,200  Amgen, Inc.*                                      14,774,338
         230,300  Centocor, Inc.*                                   10,953,644
------------------------------------------------------------------------------
                                                                    25,727,982
------------------------------------------------------------------------------

Medical - Dental Supplies (1.0%)
         595,000  Omnicare, Inc.                                    19,337,500
------------------------------------------------------------------------------

Medical - Drug/Diversified (3.1%)
         255,000  Bristol-Myers Squibb Company                      21,101,250
         370,000  Johnson & Johnson                                 21,321,250
         125,000  Warner-Lambert Company                            16,867,188
------------------------------------------------------------------------------
                                                                    59,289,688
------------------------------------------------------------------------------

Medical - Ethical Drugs (1.1%)
          90,000  Eli Lilly Co.                                     10,861,875
          93,100  Merck & Company, Inc.                              9,304,181
------------------------------------------------------------------------------
                                                                    20,166,056
------------------------------------------------------------------------------

25   Annual Report September 30, 1997    The Berger Funds

Berger
One Hundred
Fund
------------------------------------------------------------------------------
Schedule of Investments

Common Stock (86.3%) - continued                            September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Medical - Health Maintenance Organizations (0.8%)
         200,000  Oxford Health Plans, Inc.*                    $   14,975,000
------------------------------------------------------------------------------

Medical - Hospitals (2.3%)
         760,000  Tenet Healthcare Corporation*                     22,135,000
         510,700  Vencor, Inc.*                                     21,066,375
------------------------------------------------------------------------------
                                                                    43,201,375
------------------------------------------------------------------------------

Medical - Wholesale Drug/Sundries (1.4%)
         382,100  Cardinal Health, Inc.                             27,129,100
------------------------------------------------------------------------------

Oil & Gas - Drilling (0.7%)
         260,000  Transocean Offshore, Inc.                         12,463,750
------------------------------------------------------------------------------

Oil & Gas - Machinery/Equipment (0.4%)
          99,100  Cooper Cameron Corporation*                        7,116,619
------------------------------------------------------------------------------

Office Equipment & Automation (0.4%)
         100,000  Xerox Corporation                                  8,418,750
------------------------------------------------------------------------------

Pollution Control - Equipment (1.4%)
         625,000  United States Filter Corporation*                 26,914,063
------------------------------------------------------------------------------

Pollution Control - Services (3.5%)
         538,700  Allied Waste Industries, Inc.*                    10,302,638
         950,000  Republic Industries, Inc.*                        31,290,625
         600,000  U.S.A. Waste Services, Inc.*                      23,925,000
------------------------------------------------------------------------------
                                                                    65,518,263
------------------------------------------------------------------------------

Retail - Apparel/Shoes (3.4%)
         565,000  Gap, Inc.                                         28,285,313
         360,000  Gucci Group N.V.                                  16,875,000
         308,600  Nordstrom, Inc.                                   19,673,250
------------------------------------------------------------------------------
                                                                    64,833,563
------------------------------------------------------------------------------

Retail - Department Stores (2.1%)
         500,000  Federated Department Stores, Inc.*                21,562,500
         350,000  May Department Stores Company                     19,075,000
------------------------------------------------------------------------------
                                                                    40,637,500
------------------------------------------------------------------------------

Retail - Discount & Variety (1.1%)
         500,000  Consolidated Stores Corporation*                  20,937,500
------------------------------------------------------------------------------

Retail - Major Discount Chains (0.6%)
         300,000  Wal-Mart Stores, Inc.                             10,987,500
------------------------------------------------------------------------------

Retail - Supermarkets (3.8%)
         940,000  American Stores Company                           22,912,500
         551,200  Kroger Company*                                   16,639,350
         594,500  Safeway, Inc.*                                    32,325,938
------------------------------------------------------------------------------
                                                                    71,877,788
------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (0.8%)
         533,100  Autozone, Inc.*                                   15,993,000
------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.2%)
         220,000  Home Depot, Inc.                                  11,467,500
         272,700  Lowes Cos., Inc.                                  10,601,213
------------------------------------------------------------------------------
                                                                    22,068,713
------------------------------------------------------------------------------

Retail/Wholesale - Computers (1.1%)
         743,250  CHS Electronics, Inc.*                            20,346,469
------------------------------------------------------------------------------

Steel - Specialty Alloys (0.6%)
         252,000  Ucar International, Inc.*                         12,033,000
------------------------------------------------------------------------------

Telecommunications - Equipment (1.7%)
         270,000  Nokia Corporation - ADR                           25,329,375
         152,000  Tellabs, Inc.*                                     7,828,000
------------------------------------------------------------------------------
                                                                    33,157,375
------------------------------------------------------------------------------

Telecommunications - Services (1.6%)
       1,122,500  Paging Network, Inc.*                             14,241,719
         450,000  WorldCom, Inc.*                                   15,918,750
------------------------------------------------------------------------------
                                                                    30,160,469
------------------------------------------------------------------------------

Textile - Apparel Manufacturing (3.9%)
         254,500  Liz Claiborne, Inc.                               13,981,594
         314,200  Nautica Enterprises, Inc.*                         8,836,875
       1,030,500  Tommy Hilfiger Corporation*                       51,460,594
------------------------------------------------------------------------------
                                                                    74,279,063
------------------------------------------------------------------------------

Tobacco (1.3%)
         600,000  Philip Morris Companies, Inc.                     24,937,500
------------------------------------------------------------------------------

Transportation - Airline (1.2%)
         684,700  Southwest Airlines, Inc.                          21,867,606
------------------------------------------------------------------------------
Total Common Stock (Cost $1,356,400,496)                         1,639,201,925
------------------------------------------------------------------------------

U.S. Government Obligations (9.6%)
------------------------------------------------------------------------------
     $ 7,300,000  U.S. Treasury Bills due 10/16/97                   7,284,882
      14,750,000  U.S. Treasury Bills due 11/6/97                   14,677,283
      87,120,000  U.S. Treasury Bills due 11/13/97                  86,617,151
      66,950,000  U.S. Treasury Bills due 11/20/97                  66,510,057
       7,650,000  U.S. Treasury Bills due 11/28/97                   7,591,210
------------------------------------------------------------------------------
Total U.S. Government Obligations
(Amortized Cost $182,680,583)                                      182,680,583
------------------------------------------------------------------------------

Federal National Mortgage Association Discount Notes (3.1%)
------------------------------------------------------------------------------
     $ 8,300,000  FNMA Discount Notes due 10/14/97                   8,283,875
      31,000,000  FNMA Discount Notes due 10/15/97                  30,935,141
      10,600,000  FNMA Discount Notes due 10/20/97                  10,569,846
       8,300,000  FNMA Discount Notes due 10/27/97                   8,267,690
------------------------------------------------------------------------------
Total FNMA Discount Notes
(Amortized Cost $58,056,552)                                        58,056,552
------------------------------------------------------------------------------

Total Investments (Cost $1,597,137,631) (99.0%)                  1,879,939,060
(Cost for federal income tax purposes $1,599,559,757)
Other Assets, Less Liabilities (1.0%)                               19,108,707
------------------------------------------------------------------------------
Net Assets (100.0%)                                             $1,899,047,767
------------------------------------------------------------------------------

ADR - American Depository Receipt
* Non-Income Producing Security

See notes to financial statements.

26   Annual Report September 30, 1997    The Berger Funds

Berger
One Hundred
Fund


Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset Value Per Share)
                                                                                                September 30, 1997
------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                                    $ 1,597,138
------------------------------------------------------------------------------------------------------------------
Investments at value                                                                                   $ 1,879,939
Cash                                                                                                         3,966
Receivables
    Investment securities sold                                                                              51,883
    Fund shares sold                                                                                           336
    Dividends                                                                                                1,084
Total Assets                                                                                             1,937,208
------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                                                                         33,184
    Fund shares redeemed                                                                                     1,990
    Accrued investment advisory fees                                                                         1,179
    Accrued transfer agent fees                                                                                871
    Accrued postage, printing & reports                                                                        393
    Accrued 12b-1 distribution & advertising fees                                                              393
    Other accrued expenses                                                                                     150
------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                           38,160
------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                                                            $ 1,899,048
Capital Shares
    Authorized (Par Value $0.01)                                                                           200,000
------------------------------------------------------------------------------------------------------------------
    Shares Outstanding                                                                                      88,267
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                               $     21.51
------------------------------------------------------------------------------------------------------------------
Statement of Operations (Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------
                                                                                                For the Year Ended
                                                                                                September 30, 1997
------------------------------------------------------------------------------------------------------------------
Investment Income
Income
    Dividends                                                                                          $     9,326
    Interest                                                                                                 9,575
------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                            18,901
------------------------------------------------------------------------------------------------------------------
Expenses
    Investment advisory fees                                                                                14,424
    12b-1 distribution & advertising fees                                                                    4,808
    Transfer agent fees                                                                                      4,937
    Postage, printing & reports                                                                              1,905
    Registration fees                                                                                          115
    Custodian fees                                                                                             200
    Directors'/Trustees' fees & expenses                                                                       216
    Accounting fees                                                                                            165
    Administrative services                                                                                    192
    Legal fees                                                                                                 166
    Insurance & bonds                                                                                           21
    Audit fees                                                                                                  22
    Other                                                                                                        8
------------------------------------------------------------------------------------------------------------------
        Total Expenses                                                                                      27,179
        Less fees paid indirectly                                                                             (352)
        Less earnings credits                                                                                 (245)
------------------------------------------------------------------------------------------------------------------
        Expenses - Net                                                                                      26,582
------------------------------------------------------------------------------------------------------------------
        Net Investment Income (Loss)                                                                        (7,681)
------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions                                   626,967
Net change in unrealized appreciation (depreciation) on securities and foreign currency transactions      (171,377)
------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions                   455,590
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                        $   447,909
------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

27   Annual Report September 30, 1997    The Berger Funds

Berger
One Hundred
Fund

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                        9/30/97             9/30/96
--------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                        $    (7,681)         $    (8,721)
Net realized gain (loss) on securities and foreign currency transactions                626,967              318,175
Net change in unrealized appreciation (depreciation) on securities and
    foreign currency transactions                                                      (171,377)            (100,483
Net realized gain (loss) on futures transactions                                              0              (28,569)
Net Increase (Decrease) in Net Assets Resulting from Operations                         447,909              180,402

From Dividends and Distributions to Shareholders
Net investment income                                                                         0                    0
Net realized gains on investments                                                      (270,495)            (106,043)
--------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders            (270,495)            (106,043)
--------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                               221,412              323,649
Net asset value of shares issued in reinvestment of distributions                       263,475              103,262
--------------------------------------------------------------------------------------------------------------------
    Total                                                                               484,887              426,911
Payments for shares redeemed                                                           (775,959)            (694,242)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions             (291,072)            (267,331)
Increase (Decrease) in Net Assets                                                      (113,658)            (192,972)

Net Assets
Beginning of period                                                                   2,012,706            2,205,678
--------------------------------------------------------------------------------------------------------------------
End of period                                                                       $ 1,899,048          $ 2,012,706
--------------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                                             $ 1,026,117          $ 1,317,189
Undistributed net investment income (loss)                                                  (94)                   0
Undistributed net realized gain (loss) from investments                                 590,224              241,339
Net unrealized appreciation (depreciation) on investments                               282,801              454,178
--------------------------------------------------------------------------------------------------------------------
    Total                                                                           $ 1,899,048          $ 2,012,706
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
--------------------------------------------------------------------------------------------------------------------

Shares sold                                                                              11,630               17,279
Shares issued to shareholders in reinvestment of distributions                           14,695                5,759
--------------------------------------------------------------------------------------------------------------------
    Total                                                                                26,325               23,038
Shares repurchased                                                                      (40,552)             (37,281)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                       (14,227)             (14,243)
Shares outstanding, beginning of period                                                 102,494              116,737
--------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                        88,267              102,494
--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

28   Annual Report September 30, 1997    The Berger Funds

             Berger/BIAM International Fund [PICTURE APPEARS HERE]

Portfolio                  Bank of Ireland Asset
Manager's Commentary       Management (U.S.) Ltd.
--------------------------------------------------------------------------------

Performance
During the fiscal year ended September 30, 1997, the Berger/BIAM International Fund (the "Fund") delivered an annual total return to investors of 15.70%/1,2/. This compares to 12.49% for the MSCI EAFE Index/3/.

The main contributors to the performance during the year were the Positive Banking, Healthcare and Growth in Telecommunications themes. There were a number of good individual stock performances, which helped the portfolio, particularly in the Healthcare Needs and Positive Banking Environment themes.

Many Positive Banking Environment stocks reported profit increases ranging from 14% to 52% during the period. This strong performance continued into the third quarter.

Themes directed at the developing markets in the Far East have disappointed throughout 1997. Increased Consumer Spending in the Pacific Basin and Infrastructural Development have had a negative impact on the Fund for reasons ranging from poor company results to the domino effect of financial crises and currency weakness which caused poor performance by your stocks in the region.

Year in Review
With the notable exception of the developing markets in the Pacific Basin and Japan, equity markets world-wide have done very well during the last twelve months. The ongoing U.S. bull market continues to boost international markets, and, with American inflation apparently under control and no sign of imminent interest-rate increases, European bourses have been hitting all-time highs. Equity markets in general, declined sharply during August, in what can be described as an almost inevitable correction after the strong gains earlier. Most markets rebounded in September.

In the U.K., strong corporate earnings, particularly from the financial-services sector, and the expectation of even more corporate restructuring by major companies have been underpinning valuations. Towards the end of the period, U.K. equities rallied, prompted by evidence of increased warmth towards the European Monetary Union (EMU) which could mean earlier than expected interest rate cuts.

Other European markets also produced strong returns during the year, helped by continuing optimism for economic recovery in Continental Europe and a positive Wall Street backdrop. In contrast, the Pacific Rim markets collapsed during 1997 as investors fled from the continued currency weakness, soaring domestic interest rates and policy indecision. Economic activity in Japan remains weak and the Japanese market continues to disappoint, down 16% for the twelve months ended September 30 1997.

Looking Ahead
Despite the negative move in August, international equity markets have been very strong for the third year in a row. These gains have pushed many company valuations to very high levels and are occurring against an interest-rate background which "if anything" is deteriorating. Many stocks, especially the blue chips have been re-rated beyond their fundamental value.

After taking profits from some of the more highly priced U.K. and continental European stocks in the portfolio, we invested the proceeds in a number of selected Japanese holdings whose valuation levels are looking increasingly reasonable. This does not imply a shift in our views on Japan from a macro-economic perspective. We continue to monitor a number of Japanese companies, which are restructuring, focusing on enhancing shareholder value and delivering profit growth.

Currency volatility in the Southeast Asian markets has led to some panic selling by investors. We do not feel that the current price levels of a number of the companies in which we are invested fully reflect their true value. The longer-term story for these stocks has not changed, but the impact of the recent currency devaluations is going to take some time to work its way through the markets. Consequently, we are constantly reviewing our investments in the area.

Our view on the U.K. and core Europe has changed little since last quarter. The market perception on U.K. interest rates has undergone a complete turnaround during September with all expectations of higher rates evaporating on the back of the EMU speculation. EMU also continues to be the major focus in Europe.

We thank you for your investment in the Berger/BIAM International Fund.

/1./ Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
/2./ Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.
/3./ The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

For information on security holdings please refer to the Berger/BIAM International Portfolio.

29   Annual Report September 30, 1997    The Berger Funds

Berger/BIAM
International
Fund

Performance Overview

Comparison of Change in Value of Berger/BIAM International Fund vs. EAFE and Cost of Living Index
                           [LINE GRAPH APPEARS HERE]

                     Berger/BIAM
                    International                      Cost of
Date                    Fund            EAFE         Living Index
----                -------------       ----         ------------
07/31/89                10,000          10,000           10,000
09/30/89                10,040           9,989           10,048
09/30/90                10,760           7,253           10,667
09/30/91                12,550           8,871           11,029
09/30/92                14,860           8,269           11,359
09/30/93                17,290          10,482           11,664
09/30/94                19,010          11,542           12,010
09/30/95                21,580          12,247           12,315
09/30/96                24,120          13,341           12,685
09/30/97                27,906          15,008           12,926

The Berger/BIAM International Fund*
Average Annual Total Return

As of September 30, 1997
-----------------------------------------------------------------------------
1 Year                                                   15.7%
5 Year                                                   13.4%
Life of Fund (7/31/89)                                   13.4%

*Performance figures are historical and do not represent future results.
 Investment returns and principal value will vary, and you may have a loss when you sell shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.


Report of Independent Accountants

To the Board of Trustees and Shareholders of Berger/BIAM International Fund
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger/BIAM International Fund (one of the funds constituting Berger/BIAM Worldwide Funds Trust, hereafter referred to as the "Fund") at September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period November 7, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
November 11, 1997

30   Annual Report September 30, 1997    The Berger Funds

Berger/BIAM
International
Fund

Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset Value Per Share)


                                                                          September 30, 1997
--------------------------------------------------------------------------------------------
Assets
Investment in Berger/BIAM International Portfolio ("Portfolio"), at value           $ 18,789
Receivable for fund shares sold                                                           29
--------------------------------------------------------------------------------------------
Total Assets                                                                          18,818
--------------------------------------------------------------------------------------------

Liabilities
Payables
    Fund shares redeemed                                                                 129
    Accrued administrative fee                                                             7
    Accrued registration fees                                                              5
    Accrued 12b-1 distribution and advertising fees                                        4
--------------------------------------------------------------------------------------------
Total Liabilities                                                                        145
--------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                         $ 18,673

Capital Shares
    Authorized (Par Value $0.01)                                                   Unlimited
--------------------------------------------------------------------------------------------
    Shares Outstanding                                                                 1,630
--------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                            $  11.46

Statement of Operations (Amounts in Thousands)


                                                       For the Period from November 7, 1996*
                                                                       to September 30, 1997
--------------------------------------------------------------------------------------------
Investment Income Allocated From Portfolio
Interest and dividend income (net of $40 foreign withholding taxes)                 $    336
Portfolio expenses (net of earnings credits and waivers of $26)                         (127)
--------------------------------------------------------------------------------------------
    Net Investment Income Allocated From Portfolio                                       209
--------------------------------------------------------------------------------------------

Fund Expenses
    Administrative fees                                                                   63
    12b-1 distribution & advertising fees                                                 35
    Registration fees                                                                     20
    Legal fees                                                                             6
       Total Fund Expenses                                                               124
--------------------------------------------------------------------------------------------
       Net Investment Income (Loss)                                                       85
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Transactions Allocated From Portfolio
Net realized gain (loss) on investments and foreign currency transactions                380
Net change in unrealized appreciation (depreciation) on investments and
foreign currency transactions                                                          1,489
Net Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency Transactions Allocated From Portfolio                                         1,869
--------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                     $  1,954
--------------------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

31  Annual Report September 30, 1997  The Berger Funds

Berger/BIAM
International
Fund

Statement of Changes in Net Assets (Amounts in Thousands)


                                                                                             For the Period from November 7, 1996*
                                                                                                             to September 30, 1997
----------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                                                              $     85
Net realized gain (loss) on investments and foreign currency transactions allocated from Portfolio                             380
Net unrealized appreciation (depreciation) on investments and foreign currency transactions allocated from Portfolio         1,489
Net Increase (Decrease) in Net Assets Resulting from Operations                                                              1,954
----------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Net investment income                                                                                                            0
Net realized gains on investments                                                                                                0
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                                                      0
----------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                                                                   25,761
Payments for shares redeemed                                                                                                (9,042)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions                                                  16,719
Increase (Decrease) in Net Assets                                                                                           18,673

Net Assets
Beginning of period                                                                                                              0
----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                                             $ 18,673
----------------------------------------------------------------------------------------------------------------------------------
Components of Net Assets:
Capital (par value and paid in surplus)                                                                                   $ 16,719
Undistributed accumulated net investment income (loss) from investments                                                         85
Undistributed accumulated net realized gain (loss) from investments                                                            380
Net unrealized appreciation (depreciation) of investments and foreign
currency transactions                                                                                                        1,489
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                                                                            $ 18,673
----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
---------------------------------------------------------------------------------------------------------------------------------

Shares sold                                                                                                                   2468
Shares repurchased                                                                                                            (838)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in shares                                                                                                       1,630
Shares outstanding, beginning of period                                                                                          0
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                                            1,630
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

32  September 30, 1997 Annual Report  The Berger funds

             Berger Growth and Income Fund [PICTURE APPEARS HERE]

Co-Portfolio               Patrick S. Adams
Managers' Commentary       Sheila J. Ohlsson

Performance
As of September 30, 1997, Berger Growth and Income Fund's (the "Fund") annual total return was 34.56%/1/. The Fund underperformed the Standard & Poor's (S&P) 500/2/, which rose 40.43% over the same period.

The Fund underperformed the index primarily because of the nature of the stock market. During the first six months of our fiscal year (October 1996 - March
1997), the market was dominated by the largest stocks, such as GE and Procter & Gamble, which drive the performance of the S&P 500 Index. Investors, feeling uncertain about the economy and interest rates, flocked to the large stocks, because they offered high liquidity in case of an economic downturn. As a result, the prices of these stocks were driven to what, in our opinion, were unsustainable levels. We chose not to invest in the largest stocks and to stick with our goal of seeking reasonably priced growth companies. That decision kept the Fund from fully participating in the market's strong performance.

In April, however, the market began to broaden. Investors considered the largest stocks' prices to be too expensive given their relatively low rates of revenue growth - a viewpoint bolstered by cautionary earnings comments from companies such as Coca-Cola and Gillette. Investors cast a wider net, seeking good growth companies beyond those with the largest market capitalizations, a move that benefited many of the companies owned by the Fund. As a result, our second half total return of 25.50% was far stronger than our first half total return of 7.22%.

Year in Review

We made some adjustments to the Fund's allocation of assets among growth industries during the year. We increased holdings in technology from 11% one year ago to 17.8% at year-end. We felt we were slightly underweighted in this vital sector, which clearly is driving the U.S. and world economies. We added to the financial sector, increasing holdings from 16% one year ago to 24.2% as of September 30, 1997. We shifted some assets in this category from bank stocks to insurance companies and specialty finance companies. We slightly reduced the Fund's position in real estate investment trusts (REITs) since last year, but have maintained our focus on full-service hotels and diversified office buildings.

Since March 31, 1997, we have increased holdings in oil services because of improving fundamentals, but are still down overall from our exposure one year ago. We reduced our exposure to consumer staples and healthcare because we felt the values in these sectors had reached unrealistic proportions.

To help bolster Fund yield over the year, we continued to purchase convertible bonds where appropriate.

We believe in being fully invested at all times, so a higher percentage of cash simply indicated a period in which we were unable to find suitable investments for the Fund.

Looking Ahead

If the market remains strong and maintains the broader focus of the past six months,our portfolio should do very well. Two positive signs: the economy is strong and interest rates have been stable since the last Federal Reserve Board increase on March 25, 1997.

We would not be shocked to see the market drop over the next year, however, due to some unforeseeable event, such as the Asian currency crisis that occurred in August and September this past year. A correction would help wring some of the excesses out of stock prices. Additionally, a correction would give us the opportunity to buy more good companies for the Fund at lower prices.

Going forward, we believe that your Fund is properly diversified and structured to benefit from broad, positive market performance.

We thank you for your investment in the Berger Growth and Income Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stock of 500 publicly traded U.S. companies. One cannot invest directly in an index.

33  Annual Report September 30, 1997  The Berger Funds

Berger
Growth and
Income Fund

Performance Overview

Comparison of Change in Value of Berger Growth and Income Fund vs. S&P 500 Stock Index and Cost of Living Index


           Berger Growth &                   Cost of
Date         Income Fund      S&P 500      Living Index
----       --------------------------------------------
9/30/87         10,000         10,000         10,000
9/30/88          8,728          8,757         10,417
9/30/89         10,241         11,637         10,870
9/30/90          8,687         10,563         11,539
9/30/91         13,792         13,843         11,930
9/30/92         14,889         15,365         12,287
9/30/93         18,831         17,353         12,617
9/30/94         19,378         17,999         12,991
9/30/95         22,100         23,334         13,322
9/30/96         24,457         28,063         13,722
9/30/97         32,910         39,398         14,017

The Berger Growth & Income Fund*
Average Annual Total Return


As of September 30, 1997
-------------------------------------
1 Year                 34.6%
5 Year                 17.2%
10 Year                12.7%

*Performance figures are historical and do not represent future results. Investment returns and principal value will vary, and you may have a loss when you sell shares.

Report of Independent Accountants

To the Board of Directors and Shareholders of Berger Growth and Income Fund,
Inc.
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Growth and Income Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
November 11, 1997

34  September 30, 1997 Annual Report  The Berger Funds

Berger
Growth and
Income Fund

------------------------------------------------------------------------------
Schedule of Investments


Common Stock (77.8%)                                        September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Auto/Truck - Original Equipment (0.9%)
         99,800   Hayes Wheels International, Inc.             $     3,368,250
------------------------------------------------------------------------------
Banks - Money Center (3.5%)
         50,000   Chase Manhattan Corporation                        5,900,000
         50,000   Citicorp                                           6,696,875
------------------------------------------------------------------------------
                                                                    12,596,875
------------------------------------------------------------------------------

Banks - Northeast (1.9%)
        110,000   State Street Corporation                           6,703,125
------------------------------------------------------------------------------

Banks - Super Regional (1.5%)
         85,000   Norwest Corporation                                5,206,250
------------------------------------------------------------------------------

Commercial Services - Security/Safety (2.0%)
        150,000   Diebold, Inc.                                      7,106,250
------------------------------------------------------------------------------

Computer - Local Networks (1.5%)
         75,000   Cisco Systems, Inc.*                               5,479,688
------------------------------------------------------------------------------

Computer - Memory Devices (1.3%)
        100,000   Microchip Technology, Inc.*                        4,515,625
------------------------------------------------------------------------------

Computer - Mini/Micro (2.1%)
        100,000   Compaq Computer Corporation                        7,475,000
------------------------------------------------------------------------------

Computer - Peripheral Equipment (2.6%)
        200,000   Adaptec, Inc.*                                     9,350,000
------------------------------------------------------------------------------

Computer - Software (0.3%)
        174,650   Informix Corporation*                              1,222,550
------------------------------------------------------------------------------

Containers - Paper/Plastic (0.2%)
         54,000   Ivex Packaging                                       878,400
------------------------------------------------------------------------------

Diversified Operations (1.3%)
        110,000   Allied Signal, Inc.                                4,675,000
------------------------------------------------------------------------------

Electronic - Semiconductor Equipment (1.8%)
        140,000   Lam Research Corporation*                          6,510,000
------------------------------------------------------------------------------

Electronic - Semiconductor Manufacturing (5.4%)
        150,000   Atmel Corporation                                  5,465,625
         70,000   Intel Corporation                                  6,461,875
        100,000   Motorola, Inc.                                     7,187,500
------------------------------------------------------------------------------
                                                                    19,115,000
------------------------------------------------------------------------------

Electrical Equipment (1.9%)
        100,000   Honeywell, Inc.                                    6,718,750
------------------------------------------------------------------------------

Finance - Equity  Real Estate Investment Trust (10.1%)
        100,000   Crescent Real Estate Equities Co.                  4,012,500
        600,000   Innkeepers USA Trust                              10,312,500
        350,004   Patriot American Hospitality
                  Operating Co.                                     11,156,378
        187,500   Starwood Lodging                                  10,769,531
------------------------------------------------------------------------------
                                                                    36,250,909
------------------------------------------------------------------------------

Finance - Mortgage Real Estate Investment Trust (1.3%)
        149,800   Redwood Trust, Inc.                                4,550,175
------------------------------------------------------------------------------

Household - Housewares (3.1%)
        250,000   Sunbeam Corporation                               11,093,750
------------------------------------------------------------------------------

Insurance - Life (2.4%)
        175,000   Conseco, Inc.                                      8,542,188
------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (3.5%)
         99,800   Frontier Insurance Group, Inc.                     3,792,400
        100,000   Mercury General Corporation                        8,750,000
------------------------------------------------------------------------------
                                                                    12,542,400
------------------------------------------------------------------------------

Medical - Biomedical/Genetics (1.7%)
        125,000   Amgen, Inc.*                                       5,992,188
------------------------------------------------------------------------------

Medical - Ethical Drug (1.7%)
         50,000   Eli Lilly & Co.                                    6,034,375
------------------------------------------------------------------------------

Medical - Wholesale Drug/Sundries (3.1%)
         110,000  McKesson Corp.                                    11,213,125
------------------------------------------------------------------------------

Oil & Gas - Drilling (2.0%)
        200,000   Falcon Drilling Company, Inc.*                     7,062,500
------------------------------------------------------------------------------

Oil & Gas - Field Services (5.0%)
         85,000   BJ Services Co.*                                   6,311,250
        174,800   McDermott International, Inc.                      6,380,200
         60,000   Schlumberger Ltd.                                  5,051,250
------------------------------------------------------------------------------
                                                                    17,742,700
------------------------------------------------------------------------------

Oil & Gas - Machinery/Equipment (1.1%)
         55,500   Cooper Cameron Corporation*                        3,985,594
------------------------------------------------------------------------------

Pollution Control - Services (1.3%)
        187,000   Eastern Environmental Services, Inc.               4,768,500
------------------------------------------------------------------------------

Retail - Drug Stores (2.5%)
        160,000   Rite Aid Corporation                               8,870,000
------------------------------------------------------------------------------

Retail - Major Discount Chains (1.7%)
        100,000   Dayton-Hudson Corporation                          5,993,750
------------------------------------------------------------------------------

Retail - Miscellaneous Diversified (1.0%)
         90,300   Hertz                                              3,403,181
------------------------------------------------------------------------------

Retail - Supermarkets (1.4%)
        200,000   American Stores Company                            4,875,000
------------------------------------------------------------------------------

Retail/Wholesale - Computers (1.9%)
        200,000   Tandy Corporation                                  6,725,000
------------------------------------------------------------------------------

35  Annual Report September 30, 1997  The Berger Funds

Berger
Growth and
Income Fund

Schedule of Investments


Common Stocks (77.8%)                                       September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Telecommunications - Equipment (2.8%)
        150,000   ECI Telecom, Ltd.                             $    4,856,250
         50,000   Northern Telecom, Ltd.                             5,196,875
------------------------------------------------------------------------------
                                                                    10,053,125
------------------------------------------------------------------------------
Transportation - Airlines (2.0%)
        174,475   U.S. Air Group, Inc.*                              7,218,901
------------------------------------------------------------------------------
Total Common Stock (Cost $198,478,179)                             277,838,124
------------------------------------------------------------------------------

Convertible Preferred Stock (2.2%)
------------------------------------------------------------------------------
Leisure - Movies & Related (2.2%)
        150,000  Metromedia International*                           7,715,625
------------------------------------------------------------------------------
Total Convertible Preferred Stock (Cost $7,665,968)                  7,715,625
------------------------------------------------------------------------------

Convertible Debentures (7.7%)
------------------------------------------------------------------------------
Commercial Services - Miscellaneous (1.9%)
     $2,500,000   Career Horizons, Inc.
                  7.00% due 11/01/02                                 6,871,875
------------------------------------------------------------------------------
Diversified Operations (0.7%)
      2,500,000   Loews Corp.- 3.13% due 09/15/07                    2,615,625
------------------------------------------------------------------------------
Oil & Gas Drilling (0.8%)
      2,000,000   Diamond Offshore Drilling, Inc.- 3.75%
                  due 02/15/17                                       2,905,000
------------------------------------------------------------------------------
Pollution Control - Equipment (2.7%)
      4,000,000   U.S. Filter Corp. - 6.00%
                  due 09/1/05                                        9,540,000
------------------------------------------------------------------------------
Pollution Control - Services (1.6%)
      4,000,000   United Waste Systems/1/
                  4.50% due 6/1/01                                   5,780,000
------------------------------------------------------------------------------
Total Convertible Debentures (Cost $22,867,900)                     27,712,500
------------------------------------------------------------------------------

Foreign Government Obligations (0.3%)
------------------------------------------------------------------------------
A$      700,000   Queensland Treasury-Global Note 8.00%
                    due 08/14/01 (Australia)                           553,475
A$      700,000   Queensland Treasury-Global Note 12.00%
                    due 08/15/01 (Australia)                           620,486
------------------------------------------------------------------------------
Total Foreign Government Obligations (Cost $1,132,486)               1,173,961
------------------------------------------------------------------------------

U.S. Government Obligations (8.2%)
------------------------------------------------------------------------------
     $  295,000   U.S. Treasury Bills due 10/09/97              $      294,669
     13,130,000   U.S. Treasury Bills due 10/16/97                  13,102,675
      2,570,000   U.S. Treasury Bills due 11/6/97                    2,557,286
      7,845,000   U.S. Treasury Bills due 11/13/97                   7,799,221
      5,550,000   U.S. Treasury Bills due 11/20/97                   5,463,944
------------------------------------------------------------------------------
Total U.S. Government Obligations
(Amortized Cost $29,217,795)                                        29,217,795
------------------------------------------------------------------------------

Federal National Mortgage Association Discount Notes (2.4%)
------------------------------------------------------------------------------
     $2,200,000   FNMA Discount Notes Due 10/20/97                   2,193,789
      1,300,000   FNMA Discount Notes Due 10/21/97                   1,296,100
      2,100,000   FNMA Discount Notes Due 10/24/97                   2,092,809
      2,900,000   FNMA Discount Notes Due 10/27/97                   2,888,708
------------------------------------------------------------------------------
Total FNMA Discount Notes
(Amortized Cost $8,471,406)                                          8,471,406
------------------------------------------------------------------------------

Total Investments (Cost $267,833,734) (98.6%)                      352,129,411
(Cost for federal income tax purposes $267,942,924)
Other Assets, Less Liabilities (1.4%)                                4,893,586
------------------------------------------------------------------------------
Net Assets (100.0%)                                             $  357,022,997
------------------------------------------------------------------------------

* Non-Income Producing Security
1. Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.
A$ Australian Dollars

See notes to financial statements.

36   Annual Report September 30, 1997    The Berger Funds

Berger
Growth and
Income Fund

Statement of Assets and Liabilities (Amounts in Thousands Except Net Asset Value Per Share)


                                                                                        September 30, 1997
----------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                              $ 267,834
----------------------------------------------------------------------------------------------------------
Investments at value                                                                             $ 352,129
Cash                                                                                                   634
Receivables
    Investment securities sold                                                                       8,350
    Fund shares sold                                                                                   118
    Dividends and interest                                                                             760
----------------------------------------------------------------------------------------------------------
Total Assets                                                                                       361,991
----------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                                                                  4,228
    Fund shares redeemed                                                                               155
    Accrued investment advisory fees                                                                   216
    Accrued transfer agent fees                                                                        187
    Accrued 12b-1 distribution & advertising fees                                                      156
    Other accrued expenses                                                                              26
----------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                    4,968
----------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                                      $ 357,023

Capital Shares
    Authorized (Par Value $0.01)                                                                   100,000
----------------------------------------------------------------------------------------------------------
    Shares Outstanding                                                                              21,349
----------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                         $   16.72
----------------------------------------------------------------------------------------------------------
Statement of Operations (Amounts in Thousands)
----------------------------------------------------------------------------------------------------------
                                                                                        For the Year Ended
                                                                                        September 30, 1997
----------------------------------------------------------------------------------------------------------
Investment Income
Income
    Dividends                                                                                    $   5,035
    Interest                                                                                         2,675
----------------------------------------------------------------------------------------------------------
    Total Income                                                                                     7,710
----------------------------------------------------------------------------------------------------------
Expenses
    Investment advisory fees                                                                         2,442
    12b-1 distribution & advertising fees                                                              814
    Transfer agent fees                                                                              1,055
    Postage, printing & reports                                                                        391
    Registration fees                                                                                   36
    Custodian fees                                                                                      38
    Directors'/Trustees' fees & expenses                                                                38
    Accounting fees                                                                                     32
    Administrative services                                                                             32
    Legal fees                                                                                          32
    Insurance & bonds                                                                                    5
    Audit fees                                                                                          12
    Other                                                                                                2
----------------------------------------------------------------------------------------------------------
        Total Expenses                                                                               4,929
        Less fees paid indirectly                                                                       (8)
        Less earnings credits                                                                          (42)
----------------------------------------------------------------------------------------------------------
        Expenses - Net                                                                               4,879
----------------------------------------------------------------------------------------------------------
        Net Investment Income (Loss)                                                                 2,831
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions                            62,443
Net changes in unrealized appreciation (depreciation) on securities and
foreign currency transactions                                                                       32,102
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and foreign currency transactions            94,545
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                  $  97,376
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

37   Annual Report September 30, 1997    The Berger Funds

Berger
Growth and
Income Fund

Statements of Changes in Net Assets (Amounts in Thousands)

                                                                                                      Year Ended       Year Ended
                                                                                                         9/30/97          9/30/96
---------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                                           $   2,831        $   4,686
Net realized gain (loss) on securities and foreign currency transactions                                  62,443           49,901
Net change in unrealized appreciation (depreciation) on securities and foreign currency transactions      32,102          (17,526)
Net realized gain (loss) on futures transactions                                                               0           (3,748)
Net Increase (Decrease) in Net Assets Resulting from Operations                                           97,376           33,313

From Dividends and Distributions to Shareholders
Net investment income                                                                                     (2,752)          (4,785)
Net realized gains on investments                                                                        (35,161)               0
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                                            (37,913)          (4,785)
---------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                                                 50,210           50,365
Net asset value of shares issued in reinvestment of dividends                                             36,434            4,558
---------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                                 86,644           54,923
Payments for shares redeemed                                                                            (104,622)        (122,309)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions                               (17,978)         (67,386)
Increase (Decrease) in Net Assets                                                                         41,485          (38,858)

Net Assets
Beginning of period                                                                                      315,538          354,396
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                          $ 357,023        $ 315,538
---------------------------------------------------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                                                                $ 217,185        $ 235,163
Undistributed net investment income (loss)                                                                   (39)             (23)
Undistributed net realized gain (loss) from investments                                                   55,581           28,204
Unrealized appreciation (depreciation) on investments                                                     84,296           52,194
---------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                              $ 357,023        $ 315,538
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
---------------------------------------------------------------------------------------------------------------------------------

Shares sold                                                                                                3,473            3,798
Shares issued to shareholders in reinvestment of dividends                                                 2,713              339
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                      6,186            4,137
Shares repurchased                                                                                        (7,278)          (9,196)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                                         (1,092)          (5,059)
Shares outstanding beginning of period                                                                    22,441           27,500
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                                                                          21,349           22,441
---------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

38   Annual Report September 30, 1997    The Berger Funds

                 Berger Balanced Fund   [PICTURE APPEARS HERE]

Co-Portfolio               Patrick S. Adams
Managers' Commentary       John B. Jares

Investment Approach
The Berger Balanced Fund (the "Fund") is our most conservative fund - our "comfort" Fund. We always will have at least 25% of Fund net assets invested in stocks and 25% in fixed-income securities in order to achieve our objective of providing capital appreciation and current income.

When we consider the stock market attractive, and when the number of potentially profitable investments is plentiful, we may invest up to 75% of Fund net assets in stocks. We primarily seek reasonably priced stocks of mid to large cap companies that have a history of strong, consistent, and predictable earnings, strong management, competitive products and services, and conservatively financed balance sheets.

When we don't find stocks as attractive, or when the market is more volatile, we will reduce our stock holdings and increase our investment in fixed-income securities such as U.S. government and corporate debt securities, convertible securities, and preferred stock.

Initial Trading
We are building the portfolio for the Balanced Fund on a cautious, but optimistic basis. Subsequent to year end, we immediately invested the majority of total Fund assets in defensive fixed-income securities, i.e., securities with shorter maturities that pay interest. This gives us the liquidity and flexibility to move dollars into more attractive fixed-income securities or stocks as opportunities arise, while we generate current income for our shareholders.

On the stock side, we are investing slowly, and, at least initially, in the promising growth companies we already have identified through bottom-up research for other Berger Funds. For example, two stocks we're high on in the Berger One Hundred Fund - Household International, a diversified financial services firm; and Safeway, a grocery store - have been purchased subsequent to year end for the Berger Balanced Fund portfolio. We will add to our stock holdings as we identify stocks that meet our selection criteria.

Although we have been in a prolonged bull market that makes reasonably priced companies harder to find, we believe there still are many good opportunities available. One significant advantage of this Fund is that when we feel there are not as many good stock investments available, we can shift assets to fixed-income securities.

We are optimistic about the market over the next several quarters, even though there is the risk that the Federal Reserve Board could raise interest rates if it feels the economy is growing at too brisk a pace. By investing in stocks as well as some bonds, however, the Fund is designed to weather a variety of market conditions. You might think of this Fund as a "Fund for all seasons." It is a more conservative way to take advantage of the Berger growth investment philosophy - and may provide critical diversification in the event of a stock market correction.

Thank you for your investment in the Berger Balanced Fund.

39   Annual Report September 30, 1997    The Berger Funds

Berger
Balanced
Fund

Report of Independent Accountants

To the Board of Trustees and Shareholders of Berger Investment Portfolio Trust
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger Small Company Growth Fund, Berger New Generation Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust, hereafter referred to as the "Trust") at September 30, 1997, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The financial statements of Berger Small Company Growth Fund for the period ended September 30, 1994 were audited by other independent accountants whose report dated October 28, 1994 expressed an unqualified opinion on those financial statements.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
November 11, 1997

--------------------------------------------------------------------------------

Schedule of Investments

Common Stock (28.9%)                                        September 30, 1997
------------------------------------------------------------------------------
Shares, Units or
Principal Amount                                                  Market Value
------------------------------------------------------------------------------
Electrical Equipment (9.4%)
         50,000   Power One, Inc.*                              $      700,000
------------------------------------------------------------------------------
Oil & Gas - Drilling (4.8%)
          9,000   UTI Energy Corporation*                              355,500
------------------------------------------------------------------------------
Telecommunications - Services (14.8%)
         50,000   RSL Communications - Class A*                      1,100,000
------------------------------------------------------------------------------

Total Investments (Cost $2,155,500/1/) (28.9%)                       2,155,500
------------------------------------------------------------------------------
Other Assets, Less Liabilities (71.1%)                               5,306,344
------------------------------------------------------------------------------
Net Assets (100.0%)                                             $    7,461,844
------------------------------------------------------------------------------

*  Non-Income Producing Security
1. Also represents cost for tax purposes.

See notes to financial statements.

40   Annual Report September 30, 1997    The Berger Funds

Berger
Balanced
Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities


                                                                      September 30, 1997
----------------------------------------------------------------------------------------
Assets
Investments at cost                                                         $  2,155,500
----------------------------------------------------------------------------------------
Investments at value                                                        $  2,155,500
Cash                                                                              10,125
Receivables
    Fund shares sold                                                           7,451,719
----------------------------------------------------------------------------------------
Total Assets                                                                   9,617,344
----------------------------------------------------------------------------------------
Liabilities
Payables
    Investment securities purchased                                            2,155,500
----------------------------------------------------------------------------------------
Total Liabilities                                                              2,155,500
----------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                    7,461,844

Capital Shares
    Authorized (par value $0.01)                                               Unlimited
----------------------------------------------------------------------------------------
    Shares outstanding                                                           746,184
----------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share                    $      10.00
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------
                                                                            Period Ended
                                                                                9/30/97*
----------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                $          0
Net realized gain (loss) on security transactions                                      0
Net change in unrealized appreciation (depreciation) on security transactions          0
Net Increase (Decrease) in Net Assets Resulting from Operations                        0

From Dividends and Distributions to Shareholders
Net investment income                                                                  0
Net realized gains on investments                                                      0
----------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                          0
----------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                      7,461,844
----------------------------------------------------------------------------------------
    Total                                                                      7,461,844
Net Increase (Decrease) in Net Assets Derived From Fund Share Transactions     7,461,844
Increase (Decrease) in Net Assets                                              7,461,844

Net Assets
Beginning of period                                                                    0
----------------------------------------------------------------------------------------
End of period                                                               $  7,461,844
----------------------------------------------------------------------------------------

Components of Net Assets
Capital (par value and paid in surplus)                                     $  7,461,844
----------------------------------------------------------------------------------------
    Total                                                                   $  7,461,844
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Transactions in Fund Shares


Shares Sold                                                                      746,184
Shares issued to shareholders in reinvestment of dividends                             0
----------------------------------------------------------------------------------------
    Total                                                                        746,184
Shares repurchased                                                                     0
----------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                746,184
Shares outstanding beginning of period                                                 0
----------------------------------------------------------------------------------------
Shares outstanding end of period                                                 746,184
----------------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

41   Annual Report September 30, 1997   The Berger Funds

Notes to
Financial
Statements

--------------------------------------------------------------------------------
1  Organization and Significant Accounting Policies

Organization
The Berger New Generation Fund ("BNG"), Berger Small Company Growth Fund ("BSCG"), Berger Small Cap Value Fund ("BSCV"), Berger One Hundred Fund ("100"), Berger/BIAM International Fund ("BBIF"), Berger Growth and Income Fund ("BG&I") and Berger Balanced Fund ("BBAL")(individually the "Fund" and collectively, the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Shares of each fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The investment objective of each Fund is capital appreciation, including the BBAL and BG&I which also pursue current income.

The 100 and BG&I are corporations registered in the State of Maryland. BSCG, BNG and BBAL are separate series established under the Berger Investment Portfolio Trust, a Delaware business trust ("BIP Trust"). BBAL commenced investment operations on September 30, 1997. BSCV is the only portfolio established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust and the BBIF (which commenced investment operations on November 7, 1996) is one of three series established under the Berger/BIAM Worldwide Funds Trust ("BBWF Trust"), a Delaware business trust. Other series or portfolios may be added under each Trust in the future. All costs in organizing the Trusts were paid by Berger Associates, Inc. ("Berger") or BBOI Worldwide LLC ("BBOI").

Prior to February 14, 1997, the BSCV and OMNI Trust were known as The Omni Investment Fund. On February 14, 1997, all of the outstanding shares of The Omni Investment Fund were designated Institutional Shares ("BSCV; Inst") of the BSCV series and a separate class of shares, Investor Shares ("BSCV; Inv"), were offered. Both classes of shares have identical rights to earnings, assets and voting privileges.

BBIF invests all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust ("BBWP Trust"). The value of such investment reflects BBIF's proportionate interest in the net assets of the Portfolio (15.3% at September 30, 1997). The Portfolio is an open-end management investment company and has the same investment objective and policies as BBIF. The performance of BBIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of portfolio investments, are included elsewhere in this report and should be read in conjunction with BBIF's financial statements.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation
Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees.

Since BBIF invests all of its investable assets in the Portfolio, the value of BBIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Calculation of Net Asset Value
The per share calculation of net asset value is determined by dividing the total value of assets, less liabilities, by total number of shares outstanding.

Federal Income Taxes
It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

42   Annual Report September 30, 1997   The Berger Funds

--------------------------------------------------------------------------------
1 Organization and Significant Accounting Policies - Continued
--------------------------------------------------------------------------------

Foreign Currency Translation
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income
Investment transactions are accounted for on the date investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are reported as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities.

Allocation of Income, Expenses and Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses of the BSCV are allocated daily to each class of shares based upon the proportion of relative net assets represented by each class as a percentage of total net assets of the BSCV. Expenses directly attributable to a specific class are charged against the operations of such class.

As an investor in the Portfolio, BBIF is allocated its pro rata share of the aggregate investment income and annual operating expenses of the Portfolio including the investment advisory fee, custodian fees, independent accountants' fees, record keeping and pricing agent fees. Such investment income and expenses are allocated on the day the expense is incurred in proportion to the prior day's relative net assets of BBIF and other investors in the Portfolio.

Common Expenses
Certain expenses which are not directly allocable to a specific Fund are allocated to the Funds on the basis of relative net assets.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and ass umptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
2 Agreements
--------------------------------------------------------------------------------

Berger renders investment advisory services to BNG, BSCG, BSCV, 100, BG&I and BBAL pursuant to agreements which provide for an investment advisory fee to be paid to Berger at the following annual rates as a percentage of average daily net assets; BNG, BSCG and BSCV - .90%, 100 and BG&I - .75% and BBAL - .70%. Berger has delegated the day-to-day investment management of BSCV to Perkins, Wolf & McDonnell ("PWM"). As compensation for services rendered to BSCV, PWM receives a sub-advisory fee from Berger at an annual rate of .90% of the BSCV's average daily net assets up to $75 million; .50% of average daily net assets between $75 million and $200 million and .20% of average daily net assets in excess of $200 million. All investment advisory fees are accrued daily and paid monthly. Berger has also agreed to voluntarily waive its advisory fee for BNG and BBAL to the extent that the each Fund's normal operating expenses in any fiscal year (including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceeds 1.90% and 1.50%, respectively, of each Fund's average daily net assets for that fiscal year.

Pursuant to an Administrative Services Agreement, whereby BBOI serves as the administrator to BBIF, the Fund pays BBOI a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or BBOI's annual cost to provide or procure such services plus 0.02% of the Fund's average daily net assets. Under the Agreement, BBOI is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. BBOI has delegated the administration of the Fund to Berger. For such services, BBOI has agreed to compensate Berger with a sub-administration annual fee equal to 0.25% of the Fund's average daily net assets. Such fee has been voluntarily waived by Berger for the period ended September 30, 1997.

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). The BSCV Plan, which became effective February 14, 1997, applies only to BSCV; Inv. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance

43   Annual Report September 30, 1997   The Berger Funds

Notes to
Financial
Statements

--------------------------------------------------------------------------------
2 Agreements - Continued
--------------------------------------------------------------------------------

activities primarily intended to result in the sale of shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.

The BNG, BSCG, BSCV, 100, BG&I and BBAL have each entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of each Fund, computed daily and payable monthly. The Funds have also entered into recordkeeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), who also serves as the Funds' custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by IFTC as custodianor by credits received from directed brokerage transactions.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the period ended September 30, 1997, the 100, BG&I and BSCG, earned $352,000, $8,000 and $14,000 of such credits, respectively.

Certain officers and directors of Berger and BBOI are also officers and/or directors/trustees of the Funds. Directors/ trustees who are not affiliated with Berger or BBOI received aggregate directors'/trustees' fees and reimbursed expenses from the Funds totaling $357,000 for the fiscal periods ended September 30, 1997.

--------------------------------------------------------------------------------
3 Investment Transactions
--------------------------------------------------------------------------------

Purchases and Sales
Purchases and sales of investment securities (excluding short-term securities) during the year or period ended September 30, 1997, as appropriate, were as follows:

Fund                               Purchases                              Sales
--------------------------------------------------------------------------------
BNG                            $ 192,828,205                      $ 188,167,951
BSCG                             782,658,169                        882,945,866
BSCV                              85,031,511                         43,371,375
BBIF/1/                                  N/A                                N/A
100                            3,433,519,711                      4,152,139,367
BG&I                             506,300,084                        573,168,965
BBAL                               2,155,500                                  0

/1./ See the Portfolio's Notes to Financial Statements for information regarding purchases and sales of investment securities.

There were no purchases or sales of long-term govern-ment securities during the year or period ended September 30, 1997.

Net Appreciation (Depreciation)

At September 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                   Unrealized        Unrealized
Fund                             Appreciation     (Depreciation)             Net
--------------------------------------------------------------------------------
BNG                              $ 44,645,912     $   (753,074)     $ 43,892,838
BSCG                              338,439,109       (3,666,183)      334,772,926
BSCV                               16,257,734         (593,284)       15,664,450
BBIF/1/                                   N/A              N/A               N/A
100                               296,972,507      (16,593,204)      280,379,303
BG&I                               88,047,666       (3,861,179)       84,186,487
BBAL                                        0                0                 0

/1./ See the Portfolio's Notes to Financial Statements for the composition of net unrealized appreciation.

Futures, Forward Contracts and Options
Each Fund may hold certain types of futures, forward contracts and/or options for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Securities Transactions in the Statements of Operations. A summary of options transactions for the Berger Small Cap Value Fund for the fiscal period ended September 30, 1997 is listed below:


                                  Number of Contracts         Premiums Received
--------------------------------------------------------------------------------
Options outstanding at
  January 1, 1997                                 52                   $ 56,866
Options written                                    0                          0
Options closed                                   (52)                   (56,866)
Options outstanding
  at September 30, 1997                            0                   $      0

Federal Income Tax Status
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended September 30, 1997, 100% qualified for the dividends received deduction available to the corporate shareholders of the Berger Growth and Income Fund.

44   Annual Report September 30, 1997   The Berger Funds

Notes to
Financial
Statements

--------------------------------------------------------------------------------
3     Investment Transactions - Continued
--------------------------------------------------------------------------------

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment for net operating losses. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

During the period ended September 30, 1997 the following reclassifications were made:

                                              Berger
                   Berger        Berger       Small        Berger       Berger
                     One        Growth &     Company        New        Small Cap
                   Hundred       Income      Growth      Generation      Value
--------------------------------------------------------------------------------
Paid in Capital         --         --      (7,568,155)   (1,498,979)    27,665
Undistributed
Net Investment
Income             7,587,389    (95,207)    8,220,827     1,614,221    (39,926)
Undistributed
Net Realized
Gain              (7,587,389)    95,207      (652,672)     (115,242)    12,261

At September 30, 1997, BNG had capital loss carryovers in the amount of $7,485,327, expiring on September 30, 2005, which may be used to offset future realized capital gains for Federal income tax purposes.

--------------------------------------------------------------------------------
4 Transactions With Affiliates
--------------------------------------------------------------------------------

During February 1997, pursuant to a policy adopted by the Funds' directors/trustees, Berger reimbursed the 100 Fund $794,000 as a result of a security trading error.

--------------------------------------------------------------------------------
5 Line of Credit
--------------------------------------------------------------------------------

In July 1997, BNG, BSCG, BSCV, 100, BG&I and the Portfolio entered into an ongoing agreement with certain banks which allows the Funds, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit.

--------------------------------------------------------------------------------
6 Change of Fiscal Year and Independent Accountants
--------------------------------------------------------------------------------

Effective April 11, 1997, the trustees of the OMNI Trust approved changing BSCV's fiscal year end from December 31 to September 30 and the trustees of BBWF Trust approved changing BBIF's fiscal year end from July 31 to September 30. Additionally, the trustees of OMNI Trust appointed Price Waterhouse LLP as independent accountants for BSCV for the fiscal period ended September 30, 1997.

--------------------------------------------------------------------------------
7 Subsequent Event
--------------------------------------------------------------------------------

On October 20, 1997, the trustees of BIP Trust approved closing BSCG to new investors effective November 17, 1997.

--------------------------------------------------------------------------------
8 Other Matters (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of The OMNI Investment Fund was held on February 13, 1997, at which shareholders approved a number of proposals which facilitated BSCV becoming part of the Berger Funds family of mutual funds. The proposals approved included the following:

Proposal 1. Election of ten new individuals as trustees of the OMNI Trust, each who also serve as trustees of other Berger Funds;

Proposal 2. Approval of a new Investment Advisory Agreement with
Berger, pursuant to which BSCV pays Berger a fee at the annual rate of 0.90% of BSCV's average daily net assets for its advisory services;

Proposal 3. Approval of a new Sub-Advisory Agreement between Berger and PWM, pursuant to which Berger pays PWM a fee at the annual rate of 0.90% of the first $75 million of average daily net assets of BSCV, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million for sub-advisory services;

Proposal 4. Approval of amendments to The OMNI Investment Fund's Declaration of Trust to permit the establishment of multiple classes of shares.

The following is a report of the votes cast:

                                                        Withheld/
                                 For         Against     Abstain    Total
--------------------------------------------------------------------------------
Proposal 1
Dennis E. Baldwin             1,452,216        --        48,098   1,500,314
William M.B. Berger           1,450,892        --        49,422   1,500,314
Louis R. Bindner              1,450,892        --        49,422   1,500,314
Katherine A. Cattanach        1,452,681        --        47,633   1,500,314
Lucy Black Creighton          1,452,216        --        48,098   1,500,314
Paul R. Knapp                 1,421,744        --        78,570   1,500,314
Gerard M. Lavin               1,452,681        --        47,633   1,500,314
Harry T. Lewis, Jr            1,453,027        --        47,287   1,500,314
Michael Owen                  1,451,902        --        48,412   1,500,314
William Sinclaire             1,452,681        --        47,633   1,500,314

Proposal 2                    1,414,857      71,974      13,483   1,500,314
Proposal 3                    1,415,784      66,775      17,755   1,500,314
Proposal 4                    1,413,948      67,988      18,378   1,500,314

45   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM International Portfolio

--------------------------------------------------------------------------------
For the Period from October 11, 1996 (Commencement of Investment Operations) to September 30, 1997

The following pages should be read in conjunction with the Berger/BIAM International Fund Annual Report.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Investors of
Berger/BIAM International Portfolio
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Berger/BIAM International Portfolio (the sole portfolio comprising Berger/BIAM Worldwide Portfolios Trust, hereafter referred to as the "Portfolio") at September 30, 1997, and the results of its operations, the changes in its net assets and the supplementary data for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Denver, Colorado
November 11, 1997

46   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

Schedule of Investments

Common Stock (91.1%)                                                                                       September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------
Country/Shares                     Company                              Industry                                Market Value

-----------------------------------------------------------------------------------------------------------------------------
Australia (5.6%)
                     106,970       Broken Hill Proprietary              Mining, Metals & Minerals             $   1,247,314
                     194,800       National Australia Bank              Commercial Banks & Other Banks            2,997,521
                     388,780       News Corporation                     Media                                     1,995,175
                     135,150       Western Mining                       Mining, Metals & Minerals                   635,066
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,875,076
-----------------------------------------------------------------------------------------------------------------------------

France (2.2%)
                      19,510       Michelin                             Auto Componments                           1,110,733
                      13,640       Total Co. Francaise Petrole 'B'      Oil                                        1,564,611
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2,675,344
-----------------------------------------------------------------------------------------------------------------------------

Germany (6.5%)
                      44,795       Hoechst                              Chemicals                                  1,992,583
                       5,381       Mannesmann                           Machining & Engineering Services           2,570,668
                      17,860       Siemens                              Electrical Equipment                       1,209,413
                      37,580       Veba                                 Diversified Industrials                    2,201,495
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   7,974,159
-----------------------------------------------------------------------------------------------------------------------------

Great Britain (30.6%)
                     110,750       Barclays Bank                        Commercial Banks & Other Banks             2,983,278
                     325,290       BAT Industries                       Beverage Industry/Tobacco Manufacturing    2,851,466
                     323,500       BTR                                  Diversified Industrials                    1,316,050
                     156,200       Cable & Wireless                     Utilities                                  1,331,413
                     137,700       Cadbury Schweppes                    Beverage Industry/Tobacco Manufacturing    1,327,107
                      63,820       EMI Group - Class B                  Entertainment/Leisure/Toys                   627,439
                     228,350       General Electric Co.                 Electronics & Instruments                  1,437,684
                      99,350       Glaxo Wellcome                       Health & Personal Care                     2,236,578
                     140,100       Granada Group                        Entertainment/Leisure/Toys                 1,981,253
                     112,700       Grand Metropolitan                   Beverage Industry/Tobacco Manufacturing    1,073,429
                      89,800       Kingfisher                           Retail Trade                               1,225,565
                     195,500       Ladbroke Group                       Entertainment/Leisure/Toys                   864,759
                     213,100       Lloyds TSB Group                     Commercial Banks & Other Banks             2,863,950
                      95,800       Premier Farnell                      Wholesale Trade                              821,217
                     184,630       Prudential                           Insurance Life & Agents/Brokers            2,058,087
                     202,450       Safeway                              Retail Trade                               1,315,471
                     126,400       Scottish Power                       Utilities                                    977,418
                     316,550       Shell Transport & Trading Company    Oil                                        2,317,487
                     109,891       Siebe                                Machinery & Engineering Services           2,212,210
                     154,100       TI Group                             Machinery & Engineering Services           1,654,329
                     250,200       Vodafone Group                       Utilities                                  1,340,982
                      77,700       Zeneca Group                         Health & Personal Care                     2,540,059
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  37,357,231
-----------------------------------------------------------------------------------------------------------------------------

Hong Kong (1.5%)
                      56,400       HSBC Holdings                        Commercial Banks & Other Banks             1,887,775
-----------------------------------------------------------------------------------------------------------------------------

Indonesia (1.6%)
                     256,000       Gudang Garam                         Beverage Industry/Tobacco Manufacturing      743,731
                     304,000       HM Sampoerna                         Beverage Industry/Tobacco Manufacturing      627,523
                     509,000       Telekomunikasi                       Utilities                                    564,258
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,935,512
-----------------------------------------------------------------------------------------------------------------------------

Ireland (1.0%)
                      47,230       Allied Irish Banks                   Commercial Banks & Other Banks               416,756
                     257,100       Smurfit (Jefferson) Group            Forestry & Paper Products                    859,616
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,276,372
-----------------------------------------------------------------------------------------------------------------------------

47   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

Schedule of Investments

Common Stock (91.1%) - continued                                                                            September 30,1997
-----------------------------------------------------------------------------------------------------------------------------
Country/Shares                     Company                              Industry                                Market Value
-----------------------------------------------------------------------------------------------------------------------------
Italy (1.6%)
                      42,206       ENI SPA ITL                          Oil                                    $     266,399
                     252,380       Telecom Italia                       Utilities                                  1,685,318
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,951,717
-----------------------------------------------------------------------------------------------------------------------------

Japan (13.8%)
                     115,000       Canon                                Computer/Commercial/Office Equipment       3,372,658
                      55,000       Dai Nippon Printing                  Media                                      1,178,914
                      73,000       Honda Motor                          Automobiles                                2,553,317
                      87,000       Kao Corporation                      Food & Grocery                             1,264,903
                      27,000       Murata Manufacturing                 Electronics & Instruments                  1,170,938
                      11,000       Rohm Company                         Electronics & Instruments                  1,297,719
                      73,000       Shiseido                             Health & Personal Care                     1,176,588
                      26,000       Sony Corporation                     Household Durables & Appliances            2,462,510
                      78,000       Takeda Chemical                      Health & Personal Care                     2,345,865
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  16,823,412
-----------------------------------------------------------------------------------------------------------------------------

Malaysia (1.2%)
                     103,000       Hume Industries                      Construction & Building Materials            222,085
                     304,400       Sime Darby                           Diversified Holding Companies                632,897
                     203,000       RHB Capital                          Commercial Banks & Other Banks               240,111
                     118,000       United Engineers                     Construction & Building Materials            378,007
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   1,473,100
-----------------------------------------------------------------------------------------------------------------------------

Mexico (0.5%)
                     203,670       Grupo Financiero Banamex - Class B   Commercial Banks & Other Banks               633,681
-----------------------------------------------------------------------------------------------------------------------------

Netherlands (7.6%)
                      75,130       ABN Amro Holdings                    Commercial Banks & Other Banks             1,525,156
                      86,600       Elsevier                             Media                                      1,260,699
                      57,302       ING Groep                            Insurance - Multi/Property/Casualty        2,638,224
                      35,055       Koninklijke PTT Nederland            Utilities                                  1,380,869
                      35,350       Nutricia Ver Bedrijven               Food Manufacturing                         1,064,845
                      24,380       Royal Dutch Petroleum                Oil                                        1,368,090
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   9,237,883
-----------------------------------------------------------------------------------------------------------------------------

Philippines (0.3%)
                     208,370       San Miguel Corporation - Class B     Beverage Industry/Tobacco Manufacturing      335,204
-----------------------------------------------------------------------------------------------------------------------------

Singapore (4.4%)
                     190,000       City Development                     Real Estate                                1,230,618
                     192,412       Development Bank Of Singapore        Commercial Banks & Other Banks             1,963,773
                     117,600       Fraser & Neave                       Beverage Industry/Tobacco Manufacturing      673,209
                     104,100       Singapore Press Holdings             Media                                      1,532,385
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,399,985
-----------------------------------------------------------------------------------------------------------------------------

Spain (1.2%)
                      44,330       Banco De Santander                   Commercial Banks & Other Banks             1,456,519
-----------------------------------------------------------------------------------------------------------------------------

Switzerland (11.0%)
                       1,511       Alusuisse Lonza Holdings             Fabricated Metal Products                  1,485,204
                       1,500       Nestle                               Food & Grocery Products                    2,096,223
                       3,217       Novartis                             Health & Personal Care                     4,949,612
                         207       Roche Holdings                       Health & Personal Care                     1,841,904
                       2,053       Schw Ruckverischer                   Insurance - Multi/Property/Casualty        3,088,528
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  13,461,471
-----------------------------------------------------------------------------------------------------------------------------

Thailand (0.5%)
                     115,100       Bangkok Bank                         Commercial Banks & Other Banks               594,791
-----------------------------------------------------------------------------------------------------------------------------
                                   Total Common Stock (Cost $104,002,414)                                        111,349,232
-----------------------------------------------------------------------------------------------------------------------------

48   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

Schedule of Investments


Preferred Stock (0.1%)                                                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------
Country/Shares/Principal Amount    Company                              Industry                                Market Value
-----------------------------------------------------------------------------------------------------------------------------
Australia(0.1%)
                      19,750       News Corporation                     Media                                  $      87,505
-----------------------------------------------------------------------------------------------------------------------------
                                   Total Preferred Stock (cost $85,803)                                               87,505
-----------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations (4.0%)
-----------------------------------------------------------------------------------------------------------------------------
                  $5,000,000       U.S. Treasury Bills due 12/11/97 (Amortized Cost $4,951,188)                    4,951,188
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement (4.0%)
                   4,879,000       Repurchase agreement with State Street Bank, 4.25% dated
                                   September 30, 1997, to be repurchased at $4,879,576 on October 1,
                                   1997, collateralized by U.S. Treasury Bond, 6.25% - August 31,
                                   1998, with a value of $4,977,513 (Cost $4,879,000)                              4,879,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Total Investments (Cost $113,918,405) (99.2%)                                                                    121,266,925
(Cost for federal income tax purposes $113,971,820)
Other Assets, Less Liabilities (0.8%)                                                                                950,075
Net Assets (100%)                                                                                              $ 122,217,000
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

49   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                                               September 30, 1997
------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                                                                   $   113,918
------------------------------------------------------------------------------------------------------------------
Investments at value                                                                                  $   121,267
Foreign currency at value (cost $142)                                                                         146
Receivables
    Contributions                                                                                           1,153
    Investment securities sold                                                                                157
    Dividends and interest                                                                                    484
------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                              123,207
------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
    Withdrawals                                                                                               561
    Investment securities purchased                                                                           215
    Accrued administration fees                                                                                63
    Accrued investment advisory fees                                                                           83
    Accrued legal fees                                                                                          1
    Net unrealized depreciation on open forward currency contracts                                             67
------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                             990
------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            $   122,217
Represented by: Paid-in capital for beneficial interests                                              $   122,217
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Statement of Operations (Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------
                                                                                 Period From October 11, 1996* to
                                                                                               September 30, 1997
------------------------------------------------------------------------------------------------------------------
Investment Income
Income
    Dividend income (net of $194 foreign withholding taxes)                                           $     1,381
    Interest                                                                                                  194
------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                            1,575
------------------------------------------------------------------------------------------------------------------
Expenses
    Investment advisory fees                                                                                  560
    Accounting services                                                                                        10
    Trustees' fees & expenses                                                                                  39
    Custodian fees                                                                                             56
    Legal fees                                                                                                  7
    Postage, printing and reports                                                                               6
    Insurance & bonds                                                                                           4
    Audit fees                                                                                                  2
------------------------------------------------------------------------------------------------------------------
             Total Expenses                                                                                   684
             Less earnings credits                                                                            (66)
------------------------------------------------------------------------------------------------------------------
             Less fees waived by advisor                                                                      (61)
------------------------------------------------------------------------------------------------------------------
             Expenses - Net                                                                                   557
------------------------------------------------------------------------------------------------------------------
             Net Investment income (Loss)                                                                   1,018
------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments and foreign currency transactions                                   1,712
Net unrealized appreciation (depreciation) on investments and foreign currency transactions                 6,713
------------------------------------------------------------------------------------------------------------------
    Net change in realized and unrealized gain (loss) on investment and foreign currency transactions       8,425
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                       $     9,443
------------------------------------------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

50   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

Statement of Changes in Net Assets (Amounts in Thousands)


                                                                                    Period From October 11, 1996*
                                                                                            to September 30, 1997
------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                                                          $     1,018
Net realized gain (loss) on investments and foreign currency transactions                                   1,712
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions       6,713
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Operations                                                       9,443
------------------------------------------------------------------------------------------------------------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                                             127,144
Withdrawals                                                                                               (14,370)
Net Increase (Decrease) in Net Assets From Investors' Transactions                                        112,774
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                                         122,217
------------------------------------------------------------------------------------------------------------------

Net Assets
    Beginning of period                                                                                         0
------------------------------------------------------------------------------------------------------------------
    End of period                                                                                     $   122,217
------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid-in-surplus)                                                               $   112,774
Undistributed net investment income (loss)                                                                  1,018
Undistributed net realized gain (loss) from investments                                                     1,712
Unrealized appreciation (depreciation) on investments and foreign currency transactions                     6,713
------------------------------------------------------------------------------------------------------------------
    Total                                                                                             $   122,217
------------------------------------------------------------------------------------------------------------------

Ratios/Supplementary Data
For the period from October 11, 1996* to September 30, 1997

Net assets, end of period (in thousands)                                                              $   122,217
Ratios to Average Net Assets2
Net expense ratio to average net assets                                                                       .89%
Ratio of net income to average net assets                                                                    1.63%
Gross expenses to average net assets1                                                                        1.10%
Portfolio Turnover3                                                                                            17%
Average Commission Rate                                                                               $     .0248

* Commencement of investment operations.
1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.
3. Based on operations for the period shown and, accordingly, is not representative of a full year.

See notes to financial statements.

51   Annual Report September 30, 1997   The Berger Funds

Berger/BIAM
International
Portfolio

Notes to
Financial
Statements

--------------------------------------------------------------------------------
1 Organization and Significant Accounting Policies

Organization
The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were paid by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations on October 11, 1996 ("Commencement of Investment Operations") with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609 which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH is an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well established companies located outside the United States.

The Portfolio is advised by BBOI, which has delegated daily portfolio management of the Portfolio to BIAM. Berger Associates, Inc. ("Berger") and BIAM each own 50% of BBOI.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation
The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the Nasdaq Stock market are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

Foreign Currency Translation
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Federal Income Taxes
The Portfolio is considered a partnership for Federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Dividend income and distributions to investors are recorded on the

52   Annual Report September 30, 1997    The Berger Funds

Berger/BIAM
International
Portfolio

1 Organization and Significant Accounting Policies-Continued

ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Forward Currency Contracts
The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2 Agreements

BBOI renders investment advisory services to the Portfolio pursuant to an agreement which provides for an investment advisory fee to be paid to BBOI at the annual rate of .90 of 1% of the Portfolio's average daily net assets. Until at least April 30, 1998, BBOI has agreed voluntarily to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI has delegated the daily investment management of the Portfolio to BIAM. For such services, BBOI pays BIAM a sub-advisory fee equal to .45% of the average daily net assets of the Portfolio. Such sub-advisory fee has been voluntarily waived by BIAM from the Commencement of Investment Operations through September 30, 1997, except for an amount payable on the Citizens NH converted assets.

Investors Fiduciary Trust Company ("IFTC") has been appointed to provide recordkeeping and pricing services to the Portfolio, including calculating the net asset value of the Portfolio, and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, IFTC has been appointed to serve as the Portfolio's custodian and transfer agent. For custodian, recordkeeping and pricing services, the Portfolio pays a fee directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian or by credits received from directed brokerage transactions. For the period from Commencement of Investment Operations through September 30, 1997, the Fund received $66,350 in earnings and brokerage credits which offset the fees payable to IFTC for services rendered.

Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of the One Hundred Fund, the Growth and Income Fund, the Small Company Growth Fund, the New Generation Fund, the Small Cap Value Fund and the Balanced Fund) and Berger/BIAM Portfolio, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to each fund. Trustees' fees and expenses during the period from Commencement of Investment Operations through September 30, 1997, totaled $38,602.

53   Annual Report September 30, 1997    The Berger Funds

Berger/BIAM
International
Portfolio

3 Investment Transactions
--------------------------------------------------------------------------------
Purchases and Sales

Purchases and sales of investment securities (excluding short-term securities) during the period from Commencement of Investment Operations to September 30, 1997 were as follows:


             Purchase of                              Sales of
         Investment Securities                  Investment Securities
--------------------------------------------------------------------------------
             $113,541,487                            $10,049,786

There were no purchases or sales of long-term U.S. Government securities during the period.

At September 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities held was as follows:

 Unrealized                    Unrealized
Appreciation                  Depreciation                       Net
--------------------------------------------------------------------------------
$13,463,842                   $(6,168,737)                   $7,295,105

4 Line of Credit
--------------------------------------------------------------------------------
In July 1997, the Portfolio, along with the Berger New Generation Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger One Hundred Fund and Berger Growth and Income Fund (the "Funds"), entered into an ongoing agreement with certain banks which allows the Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on any borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment Fee based on the average daily unused portion of the line of credit.

5 Change of Fiscal Year
--------------------------------------------------------------------------------
Effective April 11, 1997, the trustees of the Trust approved changing the fiscal year end of the Portfolio from July 31 to September 30.

54  Annual Report September 30, 1997    The Berger Funds

Financial
Highlights

Berger New Generation Fund


                                                                  For a Share Outstanding Throughout the Year
                                                                               Ended September 30,
                                                                               1997          1996*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  11.82      $  10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (loss)                                               (.13)          .56
    Net realized and unrealized gain (losses) on securities                    3.64          1.26
Total from investment operations                                               3.51          1.82
------------------------------------------------------------------------------------------------------------------
Less distributions
    Dividends (from net investment income)                                     (.61)          .00
    Dividends (from capital gains)                                              .00           .00
------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.61)          .00
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  14.72      $  11.82
------------------------------------------------------------------------------------------------------------------
Total Return                                                                  31.53%        18.20%/4/
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                   $190,164      $116,912
Net expense ratio to average net assets                                        1.87%         1.88%
Ratio of net income (loss) to average net assets                              (1.51)%       12.35%/1/
Gross expenses to average net assets/3/                                        1.89%         2.09%/1/
Portfolio turnover rate                                                         184%          474%/2/,/4/
Average commission rate                                                    $  .0693      $  .0291

* For the period March 29, 1996 (commencement of investment operations) to September 30, 1996.
1. Annualized
2. The Fund experienced higher than anticipated turnover during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.
3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
4. Based on operations for the period shown and accordingly, is not representative of a full year.

Berger Small Company Growth Fund

                                                   For a Share Outstanding Throughout the Year Ended September 30,
                                                                  1997       1996      1995       1994*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.74  $   3.61  $   2.74  $   2.50
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
    Net investment income (loss)                                    (.05)     (.03)     (.02)      .00
    Net realized and unrealized gain (losses) on securities          .84      1.16       .89       .24
Total from investment operations                                     .79      1.13       .87       .24
Less distributions
         Dividends (from net investment income)                      .00       .00       .00/1/    .00
         Dividends (from capital gains)                             (.20)      .00       .00       .00
------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.20)      .00       .00       .00
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   5.33  $   4.74  $   3.61  $   2.74
------------------------------------------------------------------------------------------------------------------
Total Return                                                       17.68%    31.30%    31.90%     9.60%/4/
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $902,685  $871,467  $522,667  $211,852
Net expense ratio to average net assets                             1.66%     1.67%     1.87%     2.05%
Ratio of net income (loss) to average net assets                   (1.09)%    (.97)%    (.74)%     .32%/2/
Gross expenses to average net assets/3/                             1.67      1.68      1.89      2.10%/2/
Portfolio turnover rate                                              111%       91%      109%      108%/4/
Average commission rate                                         $  .0580  $   .0584        -         -

* For the period December 30, 1993 (commencement of investment operations) to September 30, 1994.
1. Dividends from net investment income were less than $.01 per share.
2. Annualized
3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
4. Based on operations for the period shown and accordingly, is not representative of a full year.

See notes to financial statements.

55   Annual Report September 30, 1997    The Berger Funds

Financial
Highlights

Berger Small Cap Value Fund - Institutional Shares

                                                                         For a Share Outstanding Throughout the
                                                             Nine Months Ended                Year Ended
                                                                September 30,                 December 31
                                                                    1997         1996       1995       1994        1993
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  16.48     $  14.57   $  12.75   $  13.99    $  13.39
Income (loss) from investment operations
    Net investment income (loss)                                    0.07         0.12       0.09       (.01)       0.03
    Net realized and unrealized gain (loss) on securities           5.78         3.62       3.23       0.91        2.14
Total from investment operations                                    5.85         3.74       3.32       0.90        2.17
Less distributions
    Dividends (from net investment income)                           .00        (0.11)     (0.09)      0.00       (0.03)
    Distributions (from capital gains)                               .00        (1.72)     (1.41)     (2.14)      (1.54)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  .00        (1.83)     (1.50)     (2.14)      (1.57)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  22.33     $  16.48   $  14.57   $  12.75    $  13.99
---------------------------------------------------------------------------------------------------------------------------
Total return                                                       35.50%/3/    25.58%     26.07%      6.74%      16.25%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $ 58,450     $ 36,041   $ 31,833   $ 18,270    $ 16,309
Net expense ratio to average net assets                             1.33%/1/     1.48%      1.64%      1.43%       1.31%
Ratio of net income (loss) to average net assets                    0.63%/1/     0.69%      0.64%      (.04) %     0.18%
Gross expenses to average net assets/2/                             1.34%/1/     1.48%      1.64%      1.43%       1.31%
Portfolio turnover rate                                               81%/3/       69%        90%       125%        108%
Average commission rate                                         $ 0.0726     $ 0.1015         --         --          --

1. Annualized.
2. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
3. Based on operations for the period shown and accordingly, is not representative of a full year.

Berger Small Cap Value Fund - Investor Shares

                                                                           For a Share Outstanding Throughout the
                                                                               Period from February 14, 1997*
                                                                                   to September 30, 1997
Net asset value, beginning of period                                                      $  17.24
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
    Net investment income (loss)                                                              0.03
    Net realized and unrealized gain (loss) on securities                                     5.01
Total from investment operations                                                              5.04
Less Distributions
    Dividends (from net investment income)                                                     .00
    Distributions (from net realized gain on investments)                                      .00
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            .00
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                            $  22.28
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                                                 29.23%/3/
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                  $ 55,211
Net expense ratio to average net assets                                                       1.65%/1/
Ratio of net income to average net assets                                                      .60%/1/
Gross expenses to average net assets/2/                                                       1.66%/1/
Portfolio turnover rate                                                                         81%/3/
Average commission rate                                                                   $ 0.0726

*  Commencement of Investor shares.
1. Annualized.
2. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
3. Based on operations for the period shown and accordingly, is not representative of a full year.

See notes to financial statements.

56   Annual Report September 30, 1997    The Berger Funds

Financial
Highlights

Berger One Hundred Fund

                                                               For a Share Outstanding Throughout the Year Ended September 30,
                                                                     1997*        1996*       1995*        1994*         1993*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    19.64   $    18.89  $    15.96   $    16.54    $    11.73
Income (loss) from investment operations:
    Net investment income (loss)                                      (.09)        (.08)       (.04)        (.12)         (.14)
    Net realized and unrealized gain (losses) on securities           4.73         1.76        2.97         (.46)         4.95
Total from investment operations                                      4.64         1.68        2.93         (.58)         4.81
Less distributions:
    Dividends (from net investment income)                             .00          .00         .00          .00           .00
    Dividends (from capital gains)                                   (2.77)        (.93)        .00          .00           .00
Total distributions                                                  (2.77)        (.93)        .00          .00           .00
Net asset value, end of period                                  $    21.51   $    19.64  $    18.89   $    15.96    $    16.54
Total Return                                                         26.50%        9.36%      18.36%       (3.51)%       41.01%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                        $1,899,048   $2,012,706  $2,205,678   $2,228,743    $1,407,849
Net expense ratio to average net assets                               1.38%        1.40        1.48%        1.70%         1.69%
Ratio of net income (loss) to average net assets                     (0.40)%      (0.43)%     (0.28)%      (0.74)%       (1.00)%
Gross expenses to average net assets/1/                               1.41%        1.42%       1.49%        1.95%         1.88%
Portfolio turnover rate                                                200%         122%        114%          64%           74%
Average commission rate                                         $    .0608   $    .0624          --           --            --

* Per share calculations for the period were based on average shares outstanding.
1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.

Berger/BIAM International Fund

                                                                                               For a Share Outstanding
                                                                                              Throughout the Period from
                                                                                        November 7, 1996* to September 30, 1997
Net asset value, beginning of period                                                                  $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
         Net investment income (loss)                                                                      .05
         Net realized and unrealized gain (loss) on investments and foreign currency transactions         1.41
Total from investment operations                                                                          1.46
Less distributions:
         Dividends (from net investment income)                                                           0.00
         Distributions (from capital gains)                                                               0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                       0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                        $  11.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                                                                          14.60%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                              $ 18,673
Net expense ratio to average net assets                                                                   1.80%/2/
Ratio of net income to average net assets                                                                 0.61%/2/
Gross expenses to average net assets/1/                                                                   1.99%/2/

*  Commencement of investment operations.
1. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's gross (total) and net expenses. The Portfolio's net expenses reflect its gross expenses, reduced by fees offset by earnings credits, fee waivers and expenses reimbursements.
2. Annualized
3. Based on operations for the period shown and, accordingly, is not representative of a full year.

See notes to financial statements.

57   Annual Report September 30, 1997    The Berger Funds

Financial
Highlights

Berger Growth and Income Fund

                                                                            For a Share Outstanding Throughout the
                                                                                    Year Ended September 30,
                                                                     1997         1996        1995        1994        1993
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   14.06    $   12.89   $   11.48   $   11.27    $   8.96
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
         Net investment income (loss)                                 .14          .20         .16         .12         .08
         Net realized and unrealized gain (losses) on securities     4.28         1.17        1.43         .21        2.29
Total from investment operations                                     4.42         1.37        1.59         .33        2.37
Less distributions
         Dividends (from net investment income)                      (.13)        (.20)       (.18)       (.12)       (.06)
         Distributions (from capital gains)                         (1.63)         .00         .00         .00         .00
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.76)        (.20)       (.18)       (.12)       (.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   16.72    $   14.06   $   12.89   $   11.48    $  11.27
------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        34.56%       10.66%      14.05%       2.91%      26.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $ 357,023    $ 315,538   $ 354,396   $ 391,570   $ 112,932
Net expense ratio to average net assets                              1.50%        1.54%       1.63%       1.81%       2.10%
Ratio of net income to average net assets                             .87%        1.39%       1.33%       1.19%       1.05%
Gross expenses to average net assets/1/                              1.51%        1.56%       1.64%       2.06%       2.29%
Portfolio turnover rate                                               173%         112%         85%         23%         62%
Average commission rate                                         $   .0612    $   .0613          --          --          --

1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

58   Annual Report September 30, 1997    The Berger Funds

[LOGO OF BERGER(R) APPEARS HERE]

The Berger Funds
210 University Blvd.
Denver, CO  80206

Shareholders with questions should write to The Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO. 80217, or call 1-800-333-1001.